                                                                   EXHIBIT 10.48


                         STRATEGIC ALLIANCE AGREEMENT

                                     Among

                          SCHEIN PHARMACEUTICAL, INC.

                            CHEMINOR DRUGS LIMITED

                       DR. REDDY'S LABORATORIES LIMITED

                                     and

                             REDDY-CHEMINOR, INC.

                            Dated February 6, 1998

                               TABLE OF CONTENTS
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                                                                                       Page
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ARTICLE I

DEFINED TERMS...........................................................................  2

ARTICLE II

DOSAGE FORM PRODUCT DISTRIBUTION RIGHTS.................................................  8

     Section 2.1      Cheminor Dosage Form Products.....................................  8
                      -----------------------------
     Section 2.2      Schein Dosage Form Products.......................................  9
                      ---------------------------
     Section 2.3      Term of Distribution Rights....................................... 10
                      ---------------------------
     Section 2.4      Existing Arrangements............................................. 12
                      ---------------------
     Section 2.5      Holder of ANDA.................................................... 12
                      --------------
     Section 2.6      Dr. Reddy's Research Foundation................................... 12
                      -------------------------------
ARTICLE III

BULK PHARMACEUTICAL SUBSTANCES.......................................................... 13

     Section 3.1      Supply of Cheminor Bulk Substances................................ 13
                      ----------------------------------
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                                       i
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     Section 3.2       Supply of Cheminor Bulk Currently Purchased by Schein from Third
                       ----------------------------------------------------------------
     Parties............................................................................ 14
     -------
     Section 3.3      Bulk Supplied by Reddy............................................ 14
                      ----------------------
     Section 3.4      No Resale of Cheminor Bulk Substances............................. 14
                      -------------------------------------
     Section 3.5      Non-Performance Notice; Schein Dosage Form Product With Cheminor
                      ----------------------------------------------------------------
     Bulk............................................................................... 14
     ----
     Section 3.6      Non-Performance; Schein Dosage Form Product Without Cheminor Bulk. 15
                      -----------------------------------------------------------------
     Section 3.7      Non-Performance Notice; Cheminor Dosage Form Product.............. 15
                      ----------------------------------------------------

ARTICLE IV

PROFIT SHARING.......................................................................... 15

     Section 4.1      Dosage Form Product Pricing....................................... 15
                      ---------------------------
     Section 4.2      Cheminor Bulk Substance Pricing................................... 15
                      -------------------------------
     Section 4.3      Jurisdiction Specific Calculations................................ 16
                      ----------------------------------

ARTICLE V

MANUFACTURING........................................................................... 16

     Section 5.1      Manufacturing Facility............................................ 16
                      ----------------------
     Section 5.2      Know-How and Technical Information................................ 17
                      ----------------------------------
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                                       ii
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     Section 5.3      Certain Patent Matters............................................ 18
                      ----------------------
     Section 5.4      Right to Inspect.................................................. 19
                      ----------------
     Section 5.5      Adverse Drug Reactions............................................ 19
                      -----------------------

ARTICLE VI

PRODUCT DEVELOPMENT/MARKETING........................................................... 19
     Section 6.1      Product Development Committee..................................... 19
                      -----------------------------
     Section 6.2      Regulatory Approval............................................... 20
                      -------------------
     Section 6.3      Patent Challenges................................................. 21
                      -----------------
     Section 6.4      Marketing Working Group........................................... 22
                      -----------------------

ARTICLE VII
SUPPLY AND RELATED MATTERS.............................................................. 22
     Section 7.1      Supply and Marketing.............................................. 22
                      --------------------
     Section 7.2      Forecasts, Ordering, Delivery and Purchase Obligations............ 24
                      ------------------------------------------------------
     Section 7.3      Non-Conforming Goods.............................................. 25
                      --------------------
     Section 7.4      Terms and Conditions of Sale...................................... 26
                      ----------------------------
     Section 7.5      Payment........................................................... 26
                      -------
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                                      iii
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ARTICLE VIII

COMPLIANCE WITH LAW                                                                      28
     Section 8.1      Compliance Concerning Finished Dosage Form Products............... 28
                      ---------------------------------------------------
     Section 8.2      Compliance Concerning Bulk Pharmaceutical Substances.............. 28
                      ----------------------------------------------------
     Section 8.3      Mutual Representations and Warranties............................. 29
                      -------------------------------------

ARTICLE IX

INDEMNIFICATION; PATENT CLAIMS; RECALLS OR SEIZURES..................................... 31
     Section 9.1      Indemnification................................................... 31
                      ---------------
     Section 9.2      Patent Claims..................................................... 32
                      -------------
     Section 9.3      Recall or Seizure................................................. 32
                      -----------------

ARTICLE X

TERM.................................................................................... 33
     Section 10.1     Term/Termination.................................................. 33
                      ----------------

ARTICLE XI

CONFIDENTIALITY AND NON-USE............................................................. 35
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                                       iv
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     Section 11.1     Confidential Treatment and Non-Use...............................  35
                      ----------------------------------

ARTICLE XII

MISCELLANEOUS..........................................................................  36

     Section 12.1     Insurance........................................................  36
                      ---------
     Section 12.2     Notices..........................................................  36
                      -------
     Section 12.3     Governing Law....................................................  37
                      -------------
     Section 12.4     Assignment.......................................................  38
                      ----------
     Section 12.5     Inability to Perform.............................................  38
                      --------------------
     Section 12.6     Entire Agreement.................................................  38
                      ----------------
     Section 12.7     Liability of Parties to Each Other...............................  38
                      ----------------------------------
     Section 12.8     Rights and Obligations of Cheminor and Schein....................  39
                      ---------------------------------------------
     Section 12.9     Counterparts.....................................................  39
                      ------------
     Section 12.10    Accounting.......................................................  39
                      -----------

SCHEDULE 2.1(b)(i)

TO STRATEGIC ALLIANCE AGREEMENT........................................................   1
-------------------------------

SCHEDULE 2.1(b)(ii)

TO STRATEGIC ALLIANCE AGREEMENT........................................................   2
-------------------------------
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                                       v
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SCHEDULE 2.1(b)(iii)

STRATEGIC ALLIANCE AGREEMENT............................................................. 3
-----------------------------
SCHEDULE 2.1(b)(iv)

TO STRATEGIC ALLIANCE AGREEMENT.......................................................... 5
-------------------------------
SCHEDULE 2.2(a)

TO STRATEGIC ALLIANCE AGREEMENT.......................................................... 6
-------------------------------
SCHEDULE 2.2(b)

TO STRATEGIC ALLIANCE AGREEMENT.......................................................... 7
-------------------------------
SCHEDULE 2.4(1)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 27
-------------------------------
SCHEDULE 2.4(2)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 28
-------------------------------
SCHEDULE 4.2(b)......................................................................... 29

SCHEDULE 5.5

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 30
--------------------------------
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                                       vi
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SCHEDULE 8.3(d)(1)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 35
-------------------------------
SCHEDULE 8.3(d)(2)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 37
-------------------------------
SCHEDULE 8.3(e)(1)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 39
--------------------------------
SCHEDULE 8.3(e)(2)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 40
-------------------------------
SCHEDULE 8.3(g)(1)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 42
-----------------------------
SCHEDULE 8.3(g)(2)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 43
-------------------------------
SCHEDULE 8.3(h)(1)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 44
-----------------------------
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                                      vii
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SCHEDULE 8.3(h)(2)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 45
-------------------------------
SCHEDULE 8.3(i)(1)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 46
-------------------------------
SCHEDULE 8.3(i)(2)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 47
-------------------------------
SCHEDULE 8.3(k)(1)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 48
-------------------------------
SCHEDULE 8.3(k)(2)

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 49
-------------------------------
SCHEDULE 3.2

TO STRATEGIC ALLIANCE AGREEMENT......................................................... 50
-------------------------------
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                                      viii

          STRATEGIC ALLIANCE AGREEMENT dated February 6, 1998 among Schein Pharmaceutical, Inc., a Delaware corporation ("Schein"), Cheminor Drugs Limited, an Indian corporation ("Cheminor Drugs"), Dr. Reddy's Laboratories Limited, an Indian corporation ("Reddy") and Reddy-Cheminor, Inc., a New Jersey corporation ("Reddy-Cheminor US"). Cheminor Drugs, Reddy and Reddy-Cheminor US are sometimes hereinafter referred to collectively as "Cheminor."

          WHEREAS, Schein is engaged in the business of developing, manufacturing and marketing dosage form generic pharmaceutical products (also known as "multi source" or "off-patent" drugs);

          WHEREAS, each of Cheminor Drugs and Reddy is engaged in the business of developing, manufacturing and marketing bulk pharmaceutical substances and dosage form generic pharmaceutical products;

          WHEREAS, Reddy-Cheminor US is engaged in the United States and Canada in the business of importing and marketing bulk pharmaceutical substances and dosage form generic pharmaceutical products supplied to it by Cheminor Drugs and Reddy;

          WHEREAS, Schein, Cheminor Drugs, Reddy and Reddy-Cheminor US entered into a Development and Supply Agreement dated May 16, 1997 (the "Development and Supply Agreement");

          WHEREAS, Schein and Cheminor desire to enter into a broad strategic alliance that would have as its principal goals (i) the integration of the solid dosage operations of Schein and Cheminor for product development, synthesis, bulk manufacturing and dosage manufacturing, and marketing, sales and distribution; and (ii) the manufacture and supply of bulk drugs by Cheminor for Schein; and

          WHEREAS, in order to promote an identity of interest between Schein and Cheminor, contemporaneously with the execution and delivery of this Agreement, Schein and Cheminor Drugs are entering into a Stock Purchase Agreement and a Shareholders Agreement providing for the investment by Schein in the capital stock of Cheminor Drugs and the potential investment by Cheminor Drugs in the capital stock of Schein, and certain related matters.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                                 DEFINED TERMS

          As used in this Agreement, the following terms have the meanings ascribed thereto as follows:

          "Affiliate" with respect to any entity means any corporation or business entity controlled by, controlling, or under common control with such entity. (For the purpose of this definition, "control" means direct or indirect beneficial ownership of greater than fifty percent (50%) of the voting stock of such corporation or other business entity, or a greater than fifty percent (50%) interest in the income of such corporation or other business entity, or the power to direct or cause the direction of the management and policies of such corporation or other business entity whether by ownership of voting securities, by contract or otherwise, or such other relationship as, in fact, constitutes control.)

          "ANDA" means an Abbreviated New Drug Application filed with the FDA seeking an "A" rating to market the covered product in the United States.

          "Applicable Law" means all applicable laws (statutory and common law), rules, regulations, decrees, orders and judgments, as any of the foregoing may be amended or revised from time to time, including, without limitation, the FD&C Act.

          "Bulk Substance" means the pharmaceutically active substance of a Product in bulk form.

          "Cheminor Bulk Substance" means Bulk Substance manufactured by Reddy or Cheminor.

          "Cheminor Distribution Right" has the meaning ascribed thereto in
Section 2.2(a) hereof.

          "Cheminor Dosage Form Product" means each and every Cheminor Finished Dosage Product With Cheminor Bulk and Cheminor Finished Dosage Product With Third Party Bulk currently produced by Cheminor, under development by Cheminor or hereafter developed and/or produced by Cheminor prior to the Termination Date.

          "Cheminor Finished Dosage Product With Cheminor Bulk" means a Finished Dosage Form Product manufactured by Cheminor utilizing Cheminor Bulk Substance.

          "Cheminor Finished Dosage Product With Third Party Bulk" means a Finished Dosage Form Product manufactured by Cheminor utilizing Third Party Bulk Substance.

          "Cheminor Market" has the meaning ascribed thereto in Section 2.2(a) hereof.

          "Commercial Expenses" means the commercially reasonable costs and expenses for marketing, advertising, promoting, and selling a Finished Dosage Form Product (including but not limited to costs and expenses for launch, sales force training and materials, samples, conventions, symposia, marketing, direct mailing, marketing research, public relations, printed materials, medical information, regulatory activities and distribution), determined in accordance with the customary accounting policies and practices of the party incurring such expenses and in a manner consistent with GAAP. Notwithstanding anything to the contrary contained herein, in calculating Commercial Expenses, the parties hereto shall not allocate commercial expenses for multiple products which include such Finished Dosage Form Product to such Finished Dosage Form Product in a manner that results in a disproportionate allocation of such expenses to such Finished Dosage Form Product.

          "Development Costs" means the commercially reasonable costs and expenses of any party hereto incurred in the preparation and filing of any and all applications for, and in obtaining, Regulatory Approval for Cheminor Bulk Substance or Finished Dosage Form Product, as the case may be, pursuant to this Agreement, including but not limited to allocated costs for manufacturing, personnel, packaging, stability, testing, analytical costs, Bulk Substance supplied for regulatory submission (********** ** ************* ****) and all costs relating to the development of Finished Dosage Form Product including R&D (but not including the cost for development of the Bulk Substance), preformulation, formulation, bio-equivalence, application, preparation, validation, issuance and submission, including, without limitation, costs incurred pursuant to Section 6.1 hereof, reimbursable pursuant to Section 7.5(b) hereof and licensing fees due to third parties from licensing agreements relating to the acquisition of technology required to support development of Bulk Substance or Finished Dosage Form Product. When such technology has been licensed for multiple products, the licensing fees shall be allocated equally between all such products for which said technology has been licensed whether or not all such Products are subject to this Agreement. Development Costs also include costs as defined herein which were incurred by any party hereto prior to execution of this Agreement.

          "DMF" means the drug master file.

          "Dr. Reddy's Research Foundation New Chemical Entity" means any New Drug Substance developed by Dr. Reddy's Research Foundation for which Dr. Reddy's Research Foundation (including its assignees and licensees) applies for and is issued a valid patent(s) which covers (i) the identity of a New Drug Substance, (ii) its uses or modes of administration, (iii) its manufacture, (iv) its formulation and/or (v) its compositions of matter.

          "FDA" means the United States Food and Drug Administration.

          "FD&C Act" means the Federal Food, Drug and Cosmetic Act of 1938, as amended, and the regulations thereunder, including current good manufacturing practice regulations, as the same may be amended or revised.

          **** Set Aside means *** of Profit of such Finished Dosage Form Product set aside to reimburse Development Costs and Intellectual Property Costs (as hereinafter defined) of both parties in accordance with Section 7.5(b) hereof.

* redacted pursuant to confidential treatment request.

          "Finished Dosage Form Product" means a finished galenical presentation of a Product, in fully packaged and labeled form or in unpackaged, unlabeled form, as the context may require, which Product is subject to this Agreement.

          "GAAP" means United States generally accepted accounting principles.

          "Indemnified Party" has the meaning ascribed thereto in Section 9.1 hereof.

          "Indemnifying Party" has the meaning ascribed thereto in Section 9.1 hereof.

          "Intellectual Property Costs" means the out-of-pocket payments to patent and litigation counsel (or other experts, including outside laboratories) in connection with pre- or post-marketing patent work with respect to a Bulk Pharmaceutical Substance and/or Finished Dosage Form Product which shall be recoverable in accordance with Section 7.5(b) hereof, and including, without limitation, all costs incurred pursuant to Section 5.3 and Section 9.2 hereof.

          "Know-How" means all Finished Dosage Form Product related technical knowledge, manufacturing procedures, expertise, methods, protocols and current and accumulated experiences which any party hereto acquires in connection with this Agreement and/or has acquired as a result of scientific research, practical experiences and otherwise which have a demonstrated usefulness in manufacturing, obtaining and maintaining Regulatory Approval, including but not limited to (i) plant validation protocols and specifications; (ii) process validation procedures; (iii) quality control procedures; (iv) analytical methods and procedures; (v) bio-equivalence testing protocols and procedures; (vi) cleaning validation protocols and procedures; (vii) procedures for preparation of applications for Regulatory Approval; (viii) ongoing regulatory compliance procedures; and (ix) galenical formulations and processes.

          "Launch Date" means the date on which Schein, with respect to any Cheminor Dosage Form Product or Schein Dosage Form Product with Cheminor Bulk Substance, or Cheminor, with respect to any Schein Dosage Form Product, makes its first commercial sale of such Finished Dosage Form Product to an unrelated third party in an arms' length transaction in a particular jurisdiction but no later than the later of (i) thirty (30) days after the date on which all Regulatory Approvals have been obtained, (ii) thirty (30) days after applicable patent expiration (including General Agreement on Trade and Tariffs extensions) or (iii) thirty (30) days after product exclusivity expiration, provided Cheminor has supplied Schein with such Cheminor Dosage Form Product in accordance with Schein's orders therefor, or Schein has supplied Cheminor with such Schein Dosage Form Product in accordance with Cheminor's orders therefor.

          "Manufacturing Cost" means, for Finished Dosage Form Product and Cheminor Bulk Substance, the fully absorbed manufacturing cost of a party hereto and its Affiliates determined in accordance with GAAP calculated separately for such Finished Dosage Form Product or Cheminor Bulk Substance, including but not limited to: (i) direct labor (salaries, wages, and employee benefits); (ii) direct materials (including Third Party Bulk Substance as used); (iii) allocated operating costs of building and equipment used in connection with the manufacture of such Finished Dosage Form Product or Cheminor Bulk Substance;
(iv) facility costs, interest carrying charges on the facilities, depreciation, building repairs and maintenance for the plant and equipment at the facilities used in connection with the manufacture of such Finished Dosage Form Product or Cheminor Bulk Substance allocated to such Finished Dosage Form Product or Cheminor Bulk Substance on the same basis as to other products manufactured at such facilities; (v) allocated quality and in process control charges; (vi) an allocation of manufacturing overhead costs incurred in connection with the manufacturing of such Finished Dosage Form Product or Cheminor Bulk Substance, including, but not limited to, raw material supply and manufacturing administration and management; supply and material management, storage and handling; manufacturing and employee training; (vii) any charges for obsolescence, out of date product, spoilage, scrap, rework costs and product loss; (viii) costs and expenses incurred in connection with transporting, importing (including duty and related importation charges) and exporting, storing (including the cost of inventory) and handling such Finished Dosage Form Product or Cheminor Bulk Substance; (ix) all costs and expenses (including settlements and damage awards), in excess of insurance, in connection with such Finished Dosage Form Product's or Cheminor Bulk Substance's product liability claims that are not subject to indemnification pursuant to Section 9.1 of this Agreement; (x) all allocated costs incurred in maintaining the Regulatory Approval for a Cheminor Bulk Substance or Regulatory Approval of a Finished Dosage Form Product, including, but not limited to, regulatory costs, user fees and complaint handling; (xi) any packaging, labeling, stability, testing and analytical costs not associated with obtaining Regulatory Approval of the ANDA (or non-US equivalent) but rather associated with commercial sales (including interest carrying charges on the facility); (xii) costs incurred, after Regulatory Approval pursuant to Section 5.2 hereof, provided, however, that all costs incurred pursuant to Section 5.2 hereof prior to Regulatory Approval shall be Development Costs recoverable pursuant to Section 7.5(b) hereof; and (xiii) royalties due to third parties under licensing agreements relating to technology used in the production of Finished Dosage Form Product (or Bulk Substance included in that Finished Dosage Form Product) pursuant to this Agreement in each case determined in accordance with the customary cost accounting policies and practices of the party incurring the same and in a manner consistent with GAAP. For purposes of items (iii), (iv), (v), (vi), (x) and (xi) above, the allocation of such costs and expenses shall be based upon the proportion that the cost of manufacture or packaging of such Finished Dosage Form Product or Cheminor Bulk Substance bears to the total cost of manufacture or packaging of all products at such manufacturing or packaging facility (i.e., if the cost of manufacture or packaging of the particular Finished Dosage Form Product, or Cheminor Bulk Substance is one-half of the cost of manufacture or packaging of all products manufactured or packaged at the facility, it shall be allocated one-half of the costs). If the manufacturing or packaging of any Finished Dosage Form Product or any component thereof (including a Bulk Substance) is performed by an entity not a party hereto (which is not an Affiliate of a party hereto), then amounts paid to such third party in connection with the manufacturing or packaging of that Finished Dosage Form Product or any component thereof (including a Bulk Substance) shall be added to the aggregate amount of the foregoing items (i) through (xiii).

        "Net Sales" means that amount determined by deducting the following items from the gross invoiced sales price billed for such Finished Dosage Form Product to unaffiliated third parties in arm's-length transactions: (i) trade, quantity or cash discounts, service allowances and independent brokers' or agents' commissions, if any, allowed or paid; (ii) credits or allowances for such Finished Dosage Form Product, if any, given or made on account of price and shelf adjustments, returns, bad debts, off-invoice promotional discounts, rebates, chargebacks, any and all federal, state or local government rebates or discounts whether in existence now or enacted at any time hereafter, volume reimbursements, and the gross amount billed for rejected Finished Dosage Form Product, or Finished Dosage Form Product recalled, seized or destroyed (voluntarily or at the request of any government agency, subdivision or department); (iii) any tax, excise or other government charge upon or measured by the production, sale, transportation, delivery or use of such Finished Dosage Form Product; and (iv) any surcharge, levy, tax or assessment mandated by any federal, state or local government or administrative agency to fund a compensation program or reserve for persons injured by such Finished Dosage Form Product; in each case determined in accordance with the customary accounting policies and practices of the party selling such Finished Dosage Form Product in a manner consistent with GAAP. Notwithstanding anything herein contained to the contrary, Net Sales shall not include deductions with respect to any special discounts, rebates, volume reimbursements or other incentives for any Finished Dosage Form Product that are given as an inducement for the purchase of other products of the party hereto being supplied such Finished Dosage Form Product pursuant hereto; that any discounts, rebates or volume reimbursements offered by such party on the basis of multiple product purchase which include such Finished Dosage Form Product shall be allocated to such Finished Dosage Form Product on a proportionally equal basis based on the respective average invoiced price of each such Finished Dosage Form Product; and such party shall not sell such Finished Dosage Form Product as a loss leader or otherwise cause its sales of some other Finished Dosage Form Product to benefit at the expense of such Finished Dosage Form Product.

          "New Drug Substance" means any substance that when used in the manufacturing, processing or packing of a drug causes that drug to be a new drug.

          "Non-Performance Notice" has the meaning ascribed thereto in Schedule 2.1(b)(iv) hereof.

          "Product" means a given pharmaceutical substance.

          "Product Development Committee" has the meaning ascribed thereto in
Section 6.1 hereof.

          "Profit" means Net Sales of Finished Dosage Form Product less: (i) the Manufacturing Cost of either party hereto supplying such Finished Dosage Form Product pursuant hereto; and (ii) the Commercial Expenses of either party hereto being supplied such Finished Dosage Form Product pursuant hereto; (iii) royalties due to third parties under licensing agreements relating to technology used in the production of Finished Dosage Form Product (or Bulk Substance included in that Finished Dosage Form Product). Notwithstanding the foregoing, if in any period the amounts set forth in (i) through (iii) above reduce Profit to zero or below, then these amounts shall be deducted until Profit is zero and the balance of the costs shall be deducted against Profit in future periods until such amounts have been fully deducted; provided that such carryover costs for such Finished Dosage Form Product may not be deducted once this Agreement is terminated in whole or as to such Finished Dosage Form Product.

          "Reference Drug" means the drug product identified by the FDA as the drug product to which an applicant refers in seeking Regulatory Approval, as set forth in the Approved Drug Products With Therapeutic Equivalence Evaluations issued by the FDA or any successor thereto, or for jurisdictions outside of the United States, the drug product similarly identified by the applicable Regulatory Authority.

          "Regulatory Approval" means final approval of the applicable Regulatory Authority to market a Finished Dosage Form Product or to market, sell or use a Bulk Substance in the manufacture of a Finished Dosage Form Product to be marketed pursuant to this Agreement and includes the DMF, ANDAs or their respective non-U.S. equivalents.

          "Regulatory Authority" means any governmental agency or other authority that, pursuant to Applicable Law, is responsible within its jurisdiction for regulating the development, manufacture and/or marketing of bulk pharmaceutical substances and/or finished dosage form products which are the subject of this Agreement.

          "Regulatory Notice" has the meaning ascribed thereto in Section 10.1(b) hereof.

          "Schein Distribution Right" has the meaning ascribed thereto in
Section 2.1(a) hereof.

          "Schein Dosage Form Product" means each and every Schein Finished Dosage Product With Cheminor Bulk and Schein Finished Dosage Product With Third Party Bulk currently produced by Schein, under development by Schein or hereafter developed and/or produced by Schein prior to the Termination Date.

          "Schein Finished Dosage Product with Cheminor Bulk" means a Finished Dosage Form Product manufactured by Schein utilizing Cheminor Bulk Substance.

          "Schein Finished Dosage Product with Third Party Bulk" means a Finished Dosage Form Product manufactured by Schein utilizing Third Party Bulk Substance.

          "Schein Entity" means any non-U.S. entity in the UK, Canada, Australia, South Africa, Taiwan and Peru in which Schein has an equity interest but does not control.

          "Schein Entity Market" means the United Kingdom, Canada, Australia, South Africa, Taiwan and Peru.

          "Schein Market" has the meaning ascribed thereto in Section 2.1(a) hereof.

          "Specifications" has the meaning ascribed thereto in Section 7.3(a) hereof.

          "Technical Information" means all information and expertise which any party hereto acquires in connection with this Agreement and/or has acquired which have a demonstrated usefulness in manufacturing, packaging and labeling and/or obtaining and maintaining Regulatory Approval of the Finished Dosage Form Products pursuant to this Agreement, including, but not limited to, all specifications, manuals and computer programs relating to manufacturing and similar materials and access to the DMF of Cheminor Bulk Substance.

          "Termination Date" has the meaning ascribed thereto in Section 2.3 hereof.

          "Third Party Bulk Substance" means Bulk Substance that has not been manufactured by Schein, Reddy or Cheminor.


                                   ARTICLE II

                    DOSAGE FORM PRODUCT DISTRIBUTION RIGHTS

           Section 2.1   Cheminor Dosage Form Products.
                         -----------------------------

          (a) Cheminor, for itself and its Affiliates, hereby grants to Schein and its Affiliates the exclusive right in the Schein Market (meaning Cheminor and its Affiliates will sell only to Schein), and Schein (on behalf of itself and its Affiliates) hereby accepts the exclusive obligation (meaning Schein and the Schein Affiliates will only source from Cheminor and its Affiliates) to market, sell and distribute in the Schein Market, each and every Cheminor Dosage Form Product, except as provided in Section 2.1(b) below (the "Schein Distribution Right"). For the purpose of this Agreement, the term "Schein Market" means the United States, its territories and possessions and the Commonwealth of Puerto Rico (and such other jurisdictions as the parties hereto may in their discretion hereafter mutually agree upon in writing).

          (b) Notwithstanding anything to the contrary contained in Section 2.1(a) hereof, Schein and its Affiliates shall have no right to distribute (i) any Cheminor Dosage Form Product listed on Schedule 2.1(b)(iii) hereto which Schein (on behalf of itself and its Affiliates) fails to indicate to Cheminor its intention to market, sell or distribute such Cheminor Dosage Form Product, by written notice given to Cheminor on or prior to the date which is one hundred and eighty (180) days after the date of this Agreement; and (ii) any Cheminor Dosage Form Product developed by Cheminor in the future where Cheminor advises Schein, in writing, of the development of said Cheminor Dosage Form Product and Schein fails to indicate to Cheminor, in writing, within one hundred and eighty
(180) days after such advice from Cheminor that it intends to market, sell or distribute such Cheminor Dosage Form Product. With respect to any Cheminor Dosage Form Product as to which Schein has made an election pursuant to the preceding sentence, such election shall be deemed revoked if Schein does not, prior to the date which is five years prior to the expiration of all patents applicable to such Cheminor Dosage Form Product in the Schein Market, reconfirm its intention to market, sell or distribute such Cheminor Dosage Form Product.

          (c) Upon the written request of any Schein Entity made on or before one hundred and eight (180) days after execution of this Agreement (which request shall identify those products which the Schein Entity intends to market, sell or distribute), Cheminor and said Schein Entity shall within ninety (90) days enter into counterparts of this Agreement with such modifications as may be mutually agreed to by Cheminor and such Schein Entity, with respect to the jurisdiction within the Schein Entity Market in which that Schein Entity is located. Notwithstanding the one hundred and eighty (180) day period set forth above: (a) the Schein Entities shall not be entitled to distribute certain products in certain jurisdictions as provided on Schedule 2.1(b)(i); and (b) the Schein Entities located in Australia, South Africa, and the U.K. must elect by May 1, 1998 the products listed on Schedule 2.1(b)(ii) or those products shall not be available in their respective jurisdictions. The parties expressly acknowledge that the Schein Entities shall not be permitted to sell to each other Products purchased under this Agreement.

          (d) Except as provided in Section 2.1, 2.2, 3.1 and 7.1(b) hereof, nothing in this Agreement shall, or be construed to, restrict in any manner whatsoever, Schein's right (or the right of any Affiliate of Schein or any Schein Entity) to distribute on any basis anywhere in the world any pharmaceutical products manufactured by Schein or by any person or entity other than Cheminor, provided, however, that Schein shall not permit any Schein Affiliates to sell, or assist or encourage any Schein Entity in selling in the Schein Market or Cheminor Market, any Product which Schein is prohibited by this Agreement from selling in that market.

          (e) The Schein Distribution Right shall become non-exclusive with respect to any Cheminor Dosage Form Product as to which Cheminor shall have given Schein a Non-Performance Notice (as the term is defined in Schedule 2.1(b)(iv) hereto) for the Schein Market to the extent provided in Sections 3.5 and 3.7 hereof.


           Section 2.2   Schein Dosage Form Products.
                         ---------------------------

          (a) Schein, for itself and its Affiliates, hereby grants to Cheminor Drugs, Reddy and their Affiliates in the Cheminor Market, the exclusive right (meaning Schein and its Affiliates will only sell to Cheminor), and Cheminor Drugs and Reddy (on behalf of themselves and their respective Affiliates) accept, the exclusive obligation (meaning Cheminor Drugs and Reddy and their respective Affiliates will only source from Schein and its Affiliates), to market, sell and distribute in the Cheminor Market, each and every Schein Dosage Form Product, except as provided in Section 2.2(b) below (the "Cheminor Distribution Right"). For purposes of this Agreement, the term "Cheminor Market" means the jurisdictions listed on Schedule 2.2(a) hereto (and such other jurisdictions as the parties hereto may in their discretion hereafter mutually agree upon in writing).

          (b) Notwithstanding anything to the contrary in Section 2.2(a) hereof, Cheminor and its Affiliates shall have no right to distribute: (i) any Schein Dosage Form Product listed on Schedule 2.2(b)(i) hereto, which Cheminor (on behalf of itself and its Affiliates) fails to elect, by written notice given to Schein on or prior to the date which is one hundred and eighty (180) days after the date of this Agreement, to distribute such Schein Dosage Form Product; (ii) any Schein Dosage Form Product developed by Schein in the future, where Schein advises, in writing, Cheminor of said development and Cheminor fails to advise Schein, in writing, within one hundred and eighty (180) days after such advice from Schein that it intends to market, sell or distribute the Schein Dosage Form Product; and (iii) a future Schein Dosage Form Product where Cheminor is already selling an equivalent Product in the Cheminor Market, unless Cheminor discontinues the sale of such equivalent Product and sells such Schein Dosage Form Product exclusively.

          (c) Except as provided in Section 2.1 and 2.2 hereof, nothing in this Agreement shall, or be construed to, restrict in any manner whatsoever, Cheminor's right or Reddy's right (or the right of any Affiliate of Cheminor or Reddy) to distribute on any basis anywhere in the world any pharmaceutical products manufactured by Cheminor, Reddy or by any person or entity other than Schein, provided, however, that Cheminor shall not permit Reddy or any Cheminor Affiliate to sell in the Schein Market or Cheminor Market any Product which Cheminor would not be permitted by this Agreement to sell in that market.

          (d) The Cheminor Distribution Right shall become non-exclusive with respect to any Schein Dosage Form Product as to which Schein shall have given Cheminor a Non-Performance Notice (as that term is defined in Schedule 2.1(b)(iv) hereto) for a particular jurisdiction to the extent provided in
Section 3.6 hereof.

           Section 2.3   Term of Distribution Rights.
                         ---------------------------

          (a) The Schein Distribution Right and the Cheminor Distribution Right shall terminate on December 31, 2007 (the "Termination Date"); provided, however, that (i) the Schein Distribution Right and the Cheminor Distribution Right, as the case may be, shall not expire with respect to any jurisdiction for any Schein Dosage Form Product or Cheminor Dosage Form Product for which an application for Regulatory Approval (ANDA or non-U.S. equivalent), is submitted prior to December 31, 2007, until the fifth anniversary of the first commercial sales in such jurisdiction of such Finished Dosage Form Product by Schein or Cheminor, as applicable; and (ii) the Termination Date shall be extended automatically by successive three-year periods unless Schein or Cheminor gives written notice to the other that such extension shall not occur ("Notice of Non-Renewal") and the Notice of Non-Renewal is given at least five years prior to the Termination Date then in effect. In the event that Cheminor gives Schein Notice of Non-Renewal, Cheminor shall supply Schein with Cheminor Dosage Form Products on a non-exclusive basis for up to one hundred-eighty (180) days after the Termination Date on the same terms and conditions as contained in this Agreement. In the event that Schein gives Cheminor Notice of Non-Renewal, Schein shall supply Cheminor with Schein Dosage Form Products on a non-exclusive basis for up to one hundred-eighty (180) days after the Termination Date on the same terms and conditions as contained in this Agreement. Upon delivery of a Notice of Non-Renewal the parties hereto shall have "Access" to the ANDA (or non-U.S. equivalent) as set forth below for a period of 24 months after delivery of the Notice of Non-Renewal:

                                 ANDA ACCESS
                                 -----------


Product                         Delivery by Schein of a   Delivery by Cheminor of a
                                Notice of Non-Renewal     Notice of Non-Renewal
--------------------------------------------------------------------------------------
Cheminor Finished Dosage       Schein is not entitled to  Schein is entitled to Access
Product with Third Party       Access
Bulk
--------------------------------------------------------------------------------------
Cheminor Finished Dosage       Schein is not entitled to  Schein is entitled to Access
Product with Cheminor Bulk     Access
--------------------------------------------------------------------------------------
Schein Finished Dosage         Cheminor is entitled to    Cheminor is not entitled to
Product with Cheminor Bulk     Access                     Access
--------------------------------------------------------------------------------------
Schein Finished Dosage         Cheminor is entitled to    Cheminor is not entitled to
Product with Third Party       Access                     Access
Bulk
--------------------------------------------------------------------------------------

The term "Access" means the right given to the party who receives the Notice of Non-Renewal to use all information and data (the "Information") that is contained in the other party's applications for Regulatory Approval (ANDA or non-U.S. equivalent) relating to such Finished Dosage Form Product in order to obtain its own Regulatory Approval for an equivalent finished dosage form product in the jurisdictions in which the other party's Finished Dosage Form Product is being sold at the time of the given Notice of Non-Renewal, subject to the confidentiality undertakings in Section 11. For the avoidance of doubt, if a party is "not entitled to Access" it means that such party shall not use any of the Information for the purpose of securing its own Regulatory Approval for an equivalent finished dosage form product.

          (b) Notwithstanding any other provision of this Agreement, either Schein or Cheminor may terminate the Schein Distribution Right with respect to any Cheminor Dosage Form Product in a particular jurisdiction if during any rolling twelve (12) month period after the Launch Date with respect to such Cheminor Dosage Form Product the Profit is less than **** ******* **** of Net Sales of that Cheminor Dosage Form Product in that jurisdiction by notice in writing to the other given no later than one hundred twenty (120) days after the end of such period; provided, however, that a party may not so terminate the Schein Distribution Right if its own breach of this Agreement has caused the Profit on the Cheminor Dosage Form Product for the period to be less than **** ******* **** of Net Sales. If Cheminor so terminates the Schein Distribution Right, Cheminor shall transfer the application for Regulatory Approval (ANDA or non-U.S. equivalent) for that Cheminor Dosage Form Product in that jurisdiction to Schein at Schein's cost and expense, at which point Schein may manufacture, market or sell such Product with no obligation to Cheminor under this Agreement (except to the extent Schein purchases Bulk Substance from Cheminor). If Schein so terminates the Schein Distribution Right, Schein shall have no further rights to such application for Regulatory Approval for such Cheminor Dosage Form Product in that jurisdiction. In calculating whether Profit with respect to a Cheminor Dosage Form Product is less than ****

* redacted pursuant to confidential treatment request.

******* **** of Net Sales in the rolling twelve (12) month period, the parties shall first calculate Profit for the entire twelve (12) month period, shall then subtract from that amount the actual Profit in the least profitable one (1) month (during that twelve (12) month period) and shall multiply that resulting amount by 12/11.

          (c) Notwithstanding any other provision of this Agreement, either Schein or Cheminor may terminate the Cheminor Distribution Right with respect to any Schein Dosage Form Product in a particular jurisdiction if during any rolling twelve (12) month period after the Launch Date with respect to such Schein Dosage Form Product the Profit is less than **** ******* **** of Net Sales of that Schein Dosage Form Product in that jurisdiction by notice in writing to the other given no later than one hundred twenty (120) days after the end of such period; provided, however, that a party may not so terminate the Cheminor Distribution Right if its own breach of this Agreement has caused the Profit on the Schein Dosage Form Product for the period to be less than **** ******* **** of Net Sales. If Schein so terminates the Cheminor Distribution Right, Schein shall transfer the application for Regulatory Approval (ANDA or non-U.S. equivalent) for that Schein Dosage Form Product in that jurisdiction to Cheminor at Cheminor's cost and expense, at which point Cheminor may manufacture, market or sell such Product with no obligation to Schein under this Agreement. If Cheminor so terminates the Cheminor Distribution Right, Cheminor shall have no further rights to such application for Regulatory Approval for such Schein Dosage Form Product in that jurisdiction. In calculating whether Profit with respect to a Schein Dosage Form Product is less than **** ******* **** of Net Sales in the rolling twelve (12) month period, the parties shall first calculate Profit for the entire twelve (12) month period, shall then subtract from that amount the actual Profit in the least profitable one (1) month (during that twelve (12) month period) and shall multiply that resulting amount by 12/11.

          Section 2.4    Existing Arrangements.   Notwithstanding anything to
                         ---------------------
the contrary contained in this Agreement, the rights hereunder of each party hereto are subject to Schein's existing obligations to third parties as described on Schedule 2.4(1) hereto, and to Cheminor's existing obligations to third parties as described on Schedule 2.4(2) hereto.

          Section 2.5    Holder of ANDA. Notwithstanding any other provision of
                         --------------
this Agreement, with respect to Finished Dosage Form Products marketed in the U.S., Schein shall own/hold the ANDA with respect to Schein Dosage Form Products and Cheminor shall own/hold the ANDA for Cheminor Dosage Form Products unless the parties hereto otherwise agree with respect to specific Finished Dosage Form Products. With respect to Regulatory Approvals in non-U.S. jurisdictions for the marketing of Finished Dosage Form Products, Schein and Cheminor shall mutually agree, on a case by case basis, whether Schein or Cheminor will own/hold the Regulatory Approval.

          Section 2.6    Dr. Reddy's Research Foundation. The parties hereto
                         -------------------------------
acknowledge that the products developed by Dr. Reddy's Research Foundation as New Chemical Entities, which are subject to approval of a New Drug Application (as defined under the US Code of Federal Regulations) or a similar required approval outside of the United States, are excluded from this Agreement. Schein may approach Dr. Reddy's Research Foundation to discuss possible collaboration on Dr. Reddy's Research Foundation's New Chemical Entities. Dr. Reddy's Research

* redacted pursuant to confidential treatment request

Foundation, at its sole discretion, may in the future disclose and offer a New Chemical Entity to be licensed by Schein. Such licensing arrangement would be subject to a new agreement to be mutually agreed by Schein and Dr. Reddy's Research Foundation.


                                  ARTICLE III

                         BULK PHARMACEUTICAL SUBSTANCES

           Section 3.1   Supply of Cheminor Bulk Substances.
                         ----------------------------------

          (a) Cheminor shall, on a non-exclusive basis, unless the parties otherwise agree in a future writing with respect to a specific Cheminor Bulk Substance, during the period prior to the Termination Date and during the one hundred and eighty (180) day period referred to in Section 2.3(a) hereof, supply Schein and its Affiliates such Cheminor Bulk Substances as Schein shall elect pursuant to Section 3.1(b) and shall require for the manufacture of Schein Finished Dosage Product with Cheminor Bulk Substance and Schein and its Affiliates shall, during such period, have the exclusive obligation to purchase from Cheminor, their requirements of Bulk Substances.

          (b) Schein may elect, by written notice given to Cheminor on or prior to the date which is one hundred and eighty (180) days after the date of this Agreement, to utilize any Cheminor Bulk Substance listed on Schedule 2.1(b)(iii) in a Schein Finished Dosage Product with Cheminor Bulk. With respect to any Cheminor Bulk Substance as to which Schein has made an election pursuant to the preceding sentence, such election shall be deemed revoked if Schein does not, prior to the date which is five years prior to the expiration of all patents applicable to such Product within the Schein Market, reconfirm its intention to utilize such Cheminor Bulk Substance as aforesaid. Cheminor shall not manufacture for sale in the Schein Market, a Cheminor Dosage Form Product that is equivalent to such Schein Dosage Form Product during the period Schein is selling in the Schein Market such Schein Dosage Form Product.

          (c) Notwithstanding Schein's exclusive obligation to source Bulk Substance from Cheminor as contained in Section 3.1(a), if Cheminor is unable to deliver Schein's requirements of a Cheminor Bulk Substance on a timetable established in good faith by Schein and Cheminor, Schein may purchase Third Party Bulk Substance for that Finished Dosage Form Product (and Schein may in advance qualify an alternate Third Party Bulk Substance); provided, however, that Schein shall endeavor in good faith to structure its purchases of Third Party Bulk Substances from other sources as to permit, at the earliest possible date from and after the date Cheminor is able to deliver such Bulk Substance requirements, the purchase of Schein's requirements of such Bulk Substance from Cheminor.

          (d) Notwithstanding anything to the contrary contained in this Agreement, Schein's costs of (and relating to) qualifying a Third Party Bulk Substance source shall not be a cost recoverable under, or included in any way, in this Agreement unless Schein shall be required to utilize that Third Party Bulk Substance source due to Cheminor's inability to timely deliver, and in that event, said qualifying costs shall be Development Costs.

          (e) Except for the Cheminor Bulk Substances identified on Schedule 4.2(b), Cheminor shall supply Schein's requirements of Cheminor Bulk Substances on a preferred customer basis, i.e., allocating available product to meet Schein's orders on a timely basis before supplying any other bulk substance customer.

          Section 3.2    Supply of Cheminor Bulk Currently Purchased by Schein
                         -----------------------------------------------------
from Third Parties.  With respect to Bulk Substances that Schein currently uses
------------------
in the manufacture of Schein Finished Dosage Product with Third Party Bulk, Schein may, but is not obligated to, consult with Cheminor to ascertain whether Cheminor desires to supply such Bulk Substance to Schein. Cheminor, at its own discretion, may elect to, but shall not be obligated, to supply such Bulk Substance to Schein on a non-exclusive basis during the period prior to the Termination Date and during the 180-day period referred to in Section 2.3(a) hereof. ** ******** ****** ** ****** *** **** **** ********** **** ****** *****
*** ************ ********** ******* ** ****** *** ************ ** **** ****
********* ***** **** ******** ** **** ** ******** ******* ****** *** **** ****
***********  ** *** ****** ****** ** **** ** ****** *** ************ ** *** ****
**** ********** **** ******** **** **** ********** ***** ** ****** ******* **
******* *** ****** ******* *** ******** ****** ** ********* ****** *** ******
********   ****** *** ******** **** ****** **** ****** ***** ****** ****
******** ******** ** **** ******* *** *** ******** **** ********** ****** **
******** *** *******

          Section 3.3    Bulk Supplied by Reddy.  Where Cheminor Bulk Substances
                         ----------------------
to be supplied to Schein are manufactured by Reddy, Reddy will supply such Cheminor Bulk Substances to Cheminor Drugs at *** ***** ********** ** ***
************ ***** *** ****** ******** ****** ******* **** ******** ****
********* **** ** ********* *** ******** **** **** ****** **** ******** ****
********* ** ****** *** *** ********** ** ******* ************* **** ** ****
******** **** ***********

          Section 3.4    No Resale of Cheminor Bulk Substances.  Notwithstanding
                         -------------------------------------
anything to the contrary in this Agreement, Schein shall only use the Cheminor Bulk Substance supplied to Schein pursuant to this Agreement for the purpose of developing or manufacturing Schein Dosage Form Product and shall not resell Cheminor Bulk Substance except insofar as it is contained in Schein Dosage Form Product.

           Section 3.5   Non-Performance Notice; Schein Dosage Form Product With
                         -------------------------------------------------------
Cheminor Bulk.
-------------

          If Cheminor delivers to Schein a Non-Performance Notice (as such term is defined in Schedule 2.1(b)(iv) hereto) with respect to a Schein Finished Dosage Product with Cheminor Bulk Substance, then Schein shall file a site transfer or supplement to its ANDA in order to transfer the manufacturing site for the Finished Dosage Form Product to Cheminor's manufacturing facility, and until approval of such transfer or supplement Cheminor shall continue to supply to Schein the applicable Cheminor Bulk Substance. Following approval of such transfer or supplement, Cheminor shall manufacture and supply to Schein that product as a Cheminor Dosage Form Product. If thereafter Cheminor delivers to Schein a Non-Performance Notice (as such term is defined in Schedule 2.1(b)(iv) hereto) with respect to that Cheminor Dosage Form Product, then Schein shall

* redacted pursuant to confidential treatment request.

transfer to Cheminor's name its ANDA (and all rights to that ANDA) for that Product to Cheminor and that Product shall no longer be subject to this Agreement. The preceding sentence shall not apply to any Cheminor Bulk Substance supplied pursuant to Section 3.2 hereof.

           Section 3.6   Non-Performance; Schein Dosage Form Product Without
                         ---------------------------------------------------
Cheminor Bulk.
-------------

          If Schein delivers to Cheminor a Non-Performance Notice (as such term is defined in Schedule 2.1(b)(iv) hereto) with respect to a Schein Dosage Form Product, Schein may, in its sole discretion, convert Cheminor's right to purchase such Finished Dosage Form Product to a non-exclusive right by giving Cheminor written notice no later than sixty (60) days after the end of the rolling twelve (12) month period for which said notice was given. Schein may then sell such Product (either directly or indirectly) in the Cheminor Market.

           Section 3.7   Non-Performance Notice; Cheminor Dosage Form Product.
                         ----------------------------------------------------

          If Cheminor delivers to Schein a Non-Performance Notice (as such term is defined in Schedule 2.1(b)(iv) hereto) with respect to a Cheminor Dosage Form Product, Cheminor may, in its sole discretion, convert Schein's exclusive right to purchase such Finished Dosage Form Product to a non-exclusive right by giving Schein written notice no later than sixty (60) days after the end of the rolling twelve (12) month period for which said notice was given. Cheminor may then sell such Product (either directly or indirectly) in the Schein Market.

                                   ARTICLE IV

                                 PROFIT SHARING

          Section 4.1    Dosage Form Product Pricing.  The price of a Finished
                         ---------------------------
Dosage Form Product purchased pursuant to the Schein Distribution Right or the Cheminor Distribution Right shall be an amount equal to *** *** *************
**** ******* **** **** ***** ******* ***** ** *** ****** ******** **** *****
**** ** *** *** *** ***** ********* ** **** ******** ****** **** *********

           Section 4.2   Cheminor Bulk Substance Pricing.
                         -------------------------------

          (a) General Rule.  Except as provided in Section 4.2(b), the price of
              ------------
a Cheminor Bulk Substance to be used by Schein in the manufacture of a Schein Finished Dosage Product with Cheminor Bulk shall be an amount equal to ***
********** ************* **** ** **** **** ********* **** **** ***** *******
***** ** *** ****** **** ******* ** **** ****** ****** **** ******** **** *****
**** ** *** *** *** ***** ********* ** **** ****** ****** **** *********

          (b) Substitute Bulk.  Except as provided in Section 4.2(c), the price
              ---------------
of Cheminor Bulk Substance purchased by Schein pursuant to Section 3.2 shall be either *** ********** ************* **** **** ** ***** ***** ** *** **** *******
******** ** ****** ** ********* ** *** ***** *** ******** **** ********* ** ****
** ********* ******** ****** **** ** *** ******* ** ** *** ***** ** ********
****** *******

* redacted pursuant to confidential treatment request.

          (c) Except as provided on Schedule 4.2(b), with respect to any Cheminor Bulk Substance that is supplied to Schein pursuant to Section 3.2, Schein may at any time propose to Cheminor a change in the price of any such Cheminor Bulk Substance from the Section 4.2(b) price to the following price:
*** *** ************* **** ******** **** **** ***** ******* ***** ** *** ******
**** ******* ** *** ****** ****** **** ******* ************ ***** **** ********
**** ********** **** ***** **** ** *** *** *** ***** ******** ** **** ******
****** **** ******** If Cheminor accepts such change in the price, such price shall be determined by ******* **** **** *** ***** of Section 4.2(a) commencing on such date as the parties may agree. If Cheminor declines such change in the price, Schein may (i) continue to buy pursuant to the original price set forth in accordance with Section 4.2(b); or (ii) give prompt notice of its intention to change suppliers commencing on a date which is no sooner than three (3) months from the date of said notice. In the event Schein gives Cheminor notice of its intention to change suppliers, Cheminor shall continue to supply Schein up to and through the date on which Schein's change of suppliers is approved by the FDA at the price in effect between the parties at the time Schein proposes such change in price and Cheminor may, upon receipt of the Schein notice, market its own product which is equivalent to the Schein Product (as to which Schein is changing suppliers) in the Schein Market.

          (d) Product Development. The price of Cheminor Bulk Substance purchased by Schein to be used to develop a Schein Dosage Form Product (which development batches are not sold) (whether pursuant to Section 3.1 or 3.2) shall be equal to *** ************* **** ** **** ******** **** ********** In the
event said Cheminor Bulk Substance is included in batches which are ultimately sold, Schein shall pay Cheminor *** ***** ******* ***** ** *** ****** ****
******* ** *** ****** ****** **** ******** **** **** **** ** *** *** *** *****
******** ** **** ****** ****** **** ******* ********  *************** ***
********** *** ******* ** **** ******* ****** *** ******* *********** ********
**** ********* ***** *** ***** ** *** ******** ****** ** ******** *******

          Section 4.3    Jurisdiction Specific Calculations.  Notwithstanding
                         ----------------------------------
anything to the contrary contained in this Agreement, the price of a Schein Dosage Form Product, Cheminor Dosage Form Product or a Cheminor Bulk Substance shall, with respect to Commercial Expenses, Development Costs, Intellectual Property Costs and Manufacturing Costs, including costs of maintaining a DMF, ANDA or non-U.S. equivalent of either, be calculated, on a product by product basis in each jurisdiction.

                                   ARTICLE V

                                 MANUFACTURING

           Section 5.1   Manufacturing Facility.
                         ----------------------

          (a) Cheminor has designed, constructed and will timely, but no later than December 31, 1998, validate a commercial manufacturing facility in accordance with Applicable Law (excluding the **** ******* production plant) in Hyderabad, India, (the "Facility") to develop and manufacture products in compliance with Applicable Law. Subject to the parties pre-existing commitments, each party shall dedicate as much of their facility's capacity as is necessary to carry out this Agreement. Cheminor and Schein shall notify the other in writing of any pending

* redacted pursuant to confidential treatment request.

inspection, reports and/or legal action by the FDA or other Regulatory Authority and each party shall have the right, if practicable, to have representatives present for such inspection of the other party. Each party shall provide the other with a copy of each FDA or other Regulatory Authority inspection report (and/or associated notices, correspondence and telephone contact reports) (redacted as to information as to products not covered by the other party's distribution rights) within three (3) business days of receipt and a copy of their reply prior to submittal to the FDA or other Regulatory Authority for the other party's review and comment thereon.

          (b) Cheminor shall establish departments, systems, procedures and practices supported by adequate, qualified and trained personnel at the Facility to cover all aspects of developing and manufacturing pharmaceutical products in compliance with Applicable Law so as to enable it to perform its obligations hereunder, which shall include without limitation the following: (i) current good manufacturing practice, safety and environmental compliance; (ii) product development; (iii) preparation of applications for Regulatory Approval of Products; (iv) quality control and assurance; (v) regulatory affairs and compliance; (vi) qualifying and validating all systems, processes and equipment;
(vii) preparing training manuals, standard operating procedures, standard practice instructions and policies; (viii) responding to all Regulatory Notices and taking all steps necessary to correct the deficiencies cited therein; (ix) manufacturing; (x) clinical work and bio-equivalency; and (xi) preparation, submission and maintenance of applications for Regulatory Approval (including ANDAs and non-U.S. equivalents).

          (c) Schein shall establish departments, systems, procedures and practices supported by adequate, qualified and trained personnel at its facilities to cover all aspects of developing and manufacturing pharmaceutical products in compliance with Applicable Law so as to enable it to perform its obligations hereunder, which shall include without limitation the following: (i) current good manufacturing practice, safety and environmental compliance; (ii) product development; (iii) preparation of applications for Regulatory Approval of Products; (iv) quality control and assurance; (v) regulatory affairs and compliance; (vi) qualifying and validating all systems, processes and equipment;
(vii) preparing training manuals, standard operating procedures, standard practice instructions and policies; (viii) responding to all Regulatory Notices and taking all steps necessary to correct the deficiencies cited therein; (ix) manufacturing; (x) clinical work and bio-equivalency; and (xi) preparation, submission and maintenance of applications for Regulatory Approval (including ANDA's and non-US equivalents).

           Section 5.2   Know-How and Technical Information.
                         ----------------------------------

          (a) Subject to the confidentiality obligations contained herein, Schein shall provide Cheminor and Cheminor shall provide Schein with such advice, consultation and access to the other's Know-How and Technical Information, as the other shall reasonably request in support of facility validation and its product development and supply obligations under this Agreement. Neither Schein nor Cheminor makes any representations or warranties, express or implied, with respect to any such Know-How or Technical Information. At the time the Product Development Committee is reviewing a Finished Dosage Form Product or Bulk Substance, Schein and Cheminor will inform the other as to any Know-How or Technical Information which is subject to any agreement with a third party, including the details of any such restrictions on use or transfer contained in such agreement.

          (b) Each of Schein and Cheminor hereby grants to the other a non-exclusive, royalty free, non-transferable, perpetual irrevocable license, without the right to grant sublicenses, to use its Know-How and Technical Information in support of its Finished Dosage Form Product development and supply obligations under this Agreement and to enable it to develop, manufacture and sell Finished Dosage Form Products in accordance with this Agreement. Notwithstanding the perpetual nature of the license as set forth in the immediately preceding sentence, the obligation to continue to supply Know-How and Technical Information shall cease in its entirety on the Termination Date. The obligation to continue to supply Know-How and Technical Information relating to a specific Finished Dosage Form Product shall cease as to that particular Finished Dosage Form Product if the Schein Distribution Right or the Cheminor Distribution Right, as applicable, is properly terminated as to that Finished Dosage Form Product.

          (c) Notwithstanding anything to the contrary contained in  Section 5.2
(a)-(b), either party (and Reddy) may use for their own benefit (but may not provide to third parties), after termination of this Agreement, any Know-How or Technical Information received pursuant to this Agreement, subject to any restriction contained in any agreements with third parties.

          Section 5.3    Certain Patent Matters.  To ensure that the
                         ----------------------
manufacturing processes and the technology developed under this Agreement shall not infringe the rights (including any patent or other proprietary rights) of any third parties, Cheminor and Schein shall jointly investigate such matters with regard to each Finished Dosage Form Product and Cheminor Bulk Substance in each jurisdiction included in the Schein Market or the Cheminor Market, as the case may be, with respect to that Finished Dosage Form Product and Cheminor Bulk Substance, and shall keep each other informed of all Finished Dosage Form Product and Cheminor Bulk Substance and process characteristics relevant to any infringement analysis. A patent evaluation of a Finished Dosage Form Product and/or Cheminor Bulk Substance to be used in the manufacture of a Finished Dosage Form Product shall be conducted and completed prior to the start of definitive biostudies (or the equivalent) for such Finished Dosage Form Product. Cheminor and Schein shall monitor the relevant patents for each Finished Dosage Form Product and Cheminor Bulk Substance in each jurisdiction that is the subject of this Agreement and shall promptly notify each other of any events, developments or any other information or knowledge that comes into its possession or to which it has access which may have any potential for claim of infringement of any such patent by virtue of the transactions contemplated hereby. In connection with any patent evaluation contemplated by this Section 5.3, Cheminor shall provide Schein with a description of its manufacturing process for each Cheminor Bulk Substance and each Cheminor Dosage Form Product and Schein shall provide Cheminor with a description of its manufacturing process for each Schein Dosage Form Product. Reasonably promptly after completion of any patent evaluation of a Finished Dosage Form Product or Cheminor Bulk Substance and in no event later than the start of definitive biostudies for a Finished Dosage Form Product, Schein and Cheminor will inform each other whether the results of the evaluation are satisfactory to each of them, and either party shall have the right to terminate the Schein Distribution Right or the Cheminor Distribution Right, as applicable, with respect to that

Finished Dosage Form Product (and including, if any, Cheminor Bulk Substance used in such Product) without penalty, if in its discretion, it determines that the results are not satisfactory.

          Section 5.4    Right to Inspect.  Subject to the confidentiality
                         ----------------
obligations contained herein, Cheminor and Schein shall have access to and the right, upon reasonable notice and at reasonable times, to inspect the manufacturing and warehousing facilities, supporting systems, documents and records (including, without limitation, adverse drug reactions, annual product reviews, stability reports and complaints) of the other that are associated with a Finished Dosage Form Product and or its associated Cheminor Bulk Substance to monitor compliance with the DMF, ANDA's or their respective non-U.S. equivalents and cGMP's. After an inspection, the inspecting party shall provide the inspected party with a copy of its inspection report and the inspected party shall promptly provide the other with a written response to such report. If needed the parties will arrange to meet to discuss the results and recommendations contained in such inspection report.

          Section 5.5    Adverse Drug Reactions.  Cheminor and Schein shall keep
                         ----------------------
the other fully informed of (i) any notification or other information, whether received directly or indirectly, which might affect the marketability, safety or effectiveness of any Finished Dosage Form Product, or which might result in liability issues or otherwise necessitate action on the part of either party, or which might result in recall or seizure of any Finished Dosage Form Product and
(ii) nonclinical reports with respect to any Finished Dosage Form Product. All complaints for the U.S. market relating to Finished Dosage Form Products will be handled as described in Schedule 5.5 hereto, entitled "Complaint Handling Procedures." The parties hereto shall endeavor in good faith to agree upon such other complaint handling procedures with respect to non-U.S. sales of Finished Dosage Form Product as shall be reasonably required to comply with Applicable Law and prudent business practices.


                                   ARTICLE VI

                         PRODUCT DEVELOPMENT/MARKETING

          Section 6.1    Product Development Committee.  The parties hereto
                         -----------------------------
shall establish a committee (the "Product Development Committee") having three
(3) representatives named by Cheminor and three (3) representatives named by Schein, with a mandate to (i) select Product for development, (ii) rationalize current Finished Dosage Form Product and Bulk Substance development pipelines,
(iii) establish a Finished Dosage Form Product and Bulk Pharmaceutical Substance development process to optimize the use of both Schein's and Cheminor's development infrastructure, (iv) provide each party hereto with access to product and process development infrastructures to maximize the overall scope of the parties' combined Product development pipeline and (v) establish a working group to identify and prioritize future custom synthesized and Product development projects. Without limiting the generality of the foregoing, the Product Development Committee shall, among other matters, promptly ascertain from Schein and Cheminor and review all Products currently produced or under development, thereafter evaluate all Products under development or proposed for development by any party hereto at any time prior to the Termination Date, review and approve a development program to support an application for Regulatory Approval for each Product that is subject to either the Schein Distribution Right or the Cheminor Distribution Right, and monitor the progress thereof, which development program shall include without limitation the following phases: initiation; preformulation development; formulation development; scale-up work; submission batch; validation batch; bio-equivalence; and submission of application for Regulatory Approval (ANDA or non-U.S. equivalent). The Product Development Committee shall consider all factors relevant to developing a non-infringing Product (in compliance with Applicable Law) that is bio-equivalent to the related Reference Drug and obtaining Regulatory Approval as expeditiously as possible. The Product Development Committee may consult with outside experts in making decisions, including without limitation statisticians and patent advisors. The Product Development Committee shall meet at least once each calendar quarter and otherwise at the call of either party at a mutually acceptable location or by telephone if mutually acceptable to the parties. If Cheminor and Schein cannot agree on a mutually acceptable location, the meetings shall take place at locations selected alternately by Cheminor and Schein with the first such location selected by Schein. Each party shall advance its own costs and expenses in connection with participating in the Product Development Committee. Such costs and expenses shall be recoverable pursuant to Section 7.5 hereof. A Chairman of the Product Development Committee shall be appointed by agreement for each meeting; if the members of the Product Development Committee do not agree on the Chairman, the Chairman shall be selected alternatively by Cheminor and Schein with the first Chairman selected by Cheminor. A quorum for the conduct of business at any meeting of the Product Development Committee shall consist of at least two (2) members representing Cheminor and at least two
(2) members representing Schein. Any action taken by the Product Development Committee must receive the approval of at least two (2) members representing Cheminor and two (2) members representing Schein; provided that if the Product Development Committee cannot resolve any issue within twenty (20) days, the Presidents of Cheminor Drugs and Schein shall resolve any issue, except the issue in Section 6.2(b) below, within twenty (20) days. For the period between the date of the Notice of Termination and the Termination Date, each of the parties hereto shall maintain a level of new product development and applications for Regulatory Approval (ANDA submissions and non-U.S. equivalents) at least equal to the average annual number achieved during the period prior to the date of the Notice of Termination.

           Section 6.2   Regulatory Approval.
                         -------------------

          (a) With respect to each Finished Dosage Form Product subject to the Schein Distribution Right or the Cheminor Distribution Right, Schein or Cheminor, as the supplier thereof, shall prepare each application for Regulatory Approval and shall use its reasonable efforts to obtain Regulatory Approval in each jurisdiction which is included in the Schein Market or the Cheminor Market, as the case may be. The party with the Distribution Right in a given jurisdiction shall provide commercially reasonable regulatory support to the other party to assist in the submissions for Regulatory Approval. The cost of preparing each application for Regulatory Approval, the cost of acting as regulatory agent and the cost of cooperating and assisting efforts to obtain Regulatory Approval shall be recoverable Development Costs pursuant to Section
7.5 hereof.

          (b) If after the biostudy (or equivalent) for any Finished Dosage Form Product has commenced, the innovator of the brand product for which a Finished Dosage Form Product is being developed under this Agreement changes the formulation of the Finished Dosage

Form Product such that the Finished Dosage Form Product as then being developed hereunder cannot obtain Regulatory Approval in a particular jurisdiction in the Schein Market or the Cheminor Market, as the case may be, then the Product Development Committee shall meet and discuss in good faith a mutually acceptable revised development plan based on such revision(s) to the brand product. If the parties are unable to agree to a revised development plan, either party may immediately terminate the distribution rights hereunder with respect to such Finished Dosage Form Product in that jurisdiction, and the costs incurred to date will be borne 100% by the party which chooses to continue its own development program. The party which terminates its interest in the Product will not develop the Product in the future.

          Section 6.3   Patent Challenges. Prior to the Termination Date, the
                        -----------------
parties hereto shall work together to pursue patent challenge opportunities on an exclusive basis in the U.S. and such other jurisdictions as the parties hereto may from time to time mutually agree upon unless

          (a) Schein brings forward a patent challenge opportunity which Cheminor has not previously presented to Schein and

              (i) Cheminor or Reddy does not have the facilities, technology or chemistry available to it to produce the Finished Dosage Form Product or Bulk Substance; or

              (ii) Cheminor or Reddy cannot have available Finished Dosage Form Product and/or Bulk Substance on the timetable established in good faith by Schein necessary for timely and expeditious filing of the patent challenge;

          (b) a third party brings to Schein a basis for a patent challenge, conditioned on such third party providing the bulk pharmaceutical substance and/or Finished Dosage Form Product to Schein, and neither Schein, on the one hand, nor Cheminor, on the other, has at that time presented that same opportunity to the other; or

          (c) a third party brings to Cheminor a basis for a patent challenge opportunity, conditioned on the third party providing the Finished Dosage Form Product and/or marketing, and neither Schein, on the one hand, nor Cheminor, on the other, has at that time presented that same opportunity to the other.

          If Schein, in accordance with clause (a) above, purchases Bulk Substance from a third party, then it will endeavor to structure any such arrangement to permit, at the earliest possible date, sourcing such Bulk Substance from Cheminor (at Cheminor's discretion) pursuant to Section 3.1 hereof. If Schein presents Cheminor with a patent challenge opportunity but Cheminor cannot have Bulk Substance available on a timely basis as provided above, then in order to protect the proprietary and confidential nature of the information disclosed to Cheminor by Schein, Cheminor agrees to maintain the confidentiality of the information and not to provide any other party with access to such Bulk Substance for the Schein Market for at least 12 months following Schein's disclosure of that patent challenge opportunity to Cheminor if at the time of disclosure by Schein to Cheminor, Cheminor has already developed a laboratory scale synthesis process for that Bulk Substance and Cheminor thereafter receives an unsolicited written inquiry for that Bulk Substance from a third party, otherwise Cheminor will not provide any other party with access to that Bulk Substance for at least 36 months following Schein's disclosure of that opportunity to Cheminor.

          Section 6.4    Marketing Working Group.  Schein and Cheminor shall set
                         -----------------------
up a joint working group to oversee and manage the marketing, sales, distribution and product management of Cheminor Dosage Form Products and Schein Finished Dosage Products with Cheminor Bulk Substance in the Schein Market (the "Marketing Working Group"). The Marketing Working Group shall include two Cheminor personnel performing or participating in these functions within Schein's organization with Schein maintaining ultimate decision-making authority and control over marketing, sales, distribution and product management of Cheminor Dosage Form Products and Schein Finished Dosage Products with Cheminor Bulk in the Schein Market. The cost, salary and expenses of the members of the Marketing Working Group will be borne separately by each party and will not be included as part of Commercial Expenses.


                                  ARTICLE VII

                           SUPPLY AND RELATED MATTERS

           Section 7.1   Supply and Marketing.
                         --------------------

          (a) Cheminor shall supply Schein's forecasted requirements of each Cheminor Bulk Substance and each Cheminor Dosage Form Product for the Schein Market and Schein shall supply Cheminor's forecasted requirements for each Schein Dosage Form Product for the Cheminor Market. Schein may supply Cheminor Dosage Form Products to its Affiliates for sale in the Schein Market or appoint (and terminate) distributors for such Cheminor Dosage Form Product in the Schein Market, and Cheminor may supply Schein Dosage Form Products to its Affiliates for sale in the Cheminor Market or appoint (and terminate) distributors for such Schein Dosage Form Product in the Cheminor Market. Schein and Cheminor shall commence marketing each Finished Dosage Form Product in the Schein Market and the Cheminor Market, respectively, no later than thirty (30) days after the date on which final, unqualified Regulatory Approval to market the Finished Dosage Form Product in the Schein Market or the Cheminor Market, as applicable, is received, provided Schein or Cheminor, as the case may be, has been supplied with Finished Dosage Form Product in accordance with its orders therefor (and all patents and/or product exclusivity periods, if any, have expired).

          (b) (i)   For purposes of Section 2.1(a), the term "exclusive
obligation" means that neither Schein nor its Affiliates shall (i) source from a third party, for resale or distribution in the Schein Market, dosage form product or finished dosage form product which is equivalent to a Cheminor Dosage Form Product; (ii) market, sell or distribute, in the Schein Market, a dosage form product or finished dosage form product manufactured by Schein which is equivalent to a Cheminor Dosage Form Product; or (iii) manufacture, for resale by others in the Schein Market, a dosage form product or finished dosage form product which is equivalent to a Cheminor Dosage Form Product.

          (ii) Schein and its Affiliates shall also have an exclusive obligation, as defined in (i) above, with respect to any Cheminor Dosage Form Product which Schein indicates to Cheminor, within the one hundred and eighty
(180) day period provided for in Section 2.1(b)(i) or (ii), that Schein intends to market, sell or distribute. The exclusive obligation shall not be terminated by any failure of Schein to reconfirm its intention, or any subsequent revocation by Schein of its election, to market, sell or distribute a Cheminor Dosage Form Product pursuant to Section 2.1, subject to Cheminor pursuing Product development and obtaining Regulatory Approval for the applicable Finished Dosage Form Product on a timely basis.

          (iii) Schein and its Affiliates shall also have the exclusive obligation (meaning Schein and its Affiliates will only source from Cheminor and its Affiliates) to purchase all Cheminor Bulk Substances for which Schein has elected to so source pursuant to Section 3.1 hereof. For purposes of this Section, the term "exclusive obligation" means that neither Schein nor its Affiliates shall (A) purchase Third Party Bulk equivalent to a Cheminor Bulk Substance elected pursuant to Section 3.1, for the manufacture of a dosage form product or finished dosage form product for sale by Schein, an Affiliate or any other person or entity, in the Schein Market (provided, however, Schein may purchase Third Party Bulk to qualify an alternate source as provided in Section 3.1(c)); (B) sell, in the Schein Market, a dosage form product or finished dosage form product without Cheminor Bulk Substance which is equivalent to a Schein Finished Dosage Product with Cheminor Bulk Substance elected pursuant to
Section 3.1; or (C) manufacture, for sale in the Schein Market by Schein, an Affiliate or any other person or entity, dosage form product or finished dosage form product which is equivalent to the Schein Finished Dosage Product with Cheminor Bulk elected pursuant to Section 3.1. This exclusive obligation shall not be terminated by any failure of Schein to reconfirm its intention, or any subsequent revocation by Schein or its Affiliates of their election, pursuant to
Section 3.1, subject to Cheminor pursuing Product development and obtaining Regulatory Approval for the applicable Bulk Substance on a timely basis.

          (c) Notwithstanding any other provision of this Agreement, if Schein is unable (or anticipates an inability) to manufacture or deliver a Schein Dosage Form Product to Cheminor, it shall promptly notify Cheminor in writing of the period for which such inability (or anticipated inability) to so manufacture or deliver is expected. If Schein is unable to meet Cheminor's requirements for a Schein Dosage Form Product, then any obligation to purchase that Schein Dosage Form Product exclusively from Schein shall be suspended; provided that if Schein has an inventory of that Schein Dosage Form Product that it is ready, willing and able to deliver to Cheminor, such remaining inventory shall be ordered prior to ordering third party Product. If at any time thereafter Schein is able to manufacture and deliver that Schein Dosage Form Product to Cheminor in amounts sufficient to meet its requirements, then, subject to Cheminor's contractual commitments with third parties (which shall to the best of Cheminor's commercially reasonable efforts only be made for the quantity of that Product that Cheminor reasonably determines to be the amount Schein will be unable to supply to it), any obligation to exclusively order that Schein Dosage Form Product from Schein and not to purchase third party Product shall resume. If Schein's inability to manufacture or deliver sufficient amounts of that Schein Dosage Form Product to Cheminor as described in this Section 7.1(c) continues for a period of eighteen (18) months or more, Cheminor may terminate the Cheminor Distribution Right to that Schein Dosage Form Product in the particular jurisdiction as to which such Schein Dosage Form Product has been unavailable, by notice in writing to Schein.

Any third party Product that is purchased pursuant to this Section 7.1(c), shall not be included in the computation of Commercial Expenses, Net Sales, Profits or otherwise included in anyway in this Agreement.

          (d) Notwithstanding any other provision of this Agreement, if Cheminor is unable (or anticipates an inability) to manufacture or deliver a Cheminor Dosage Form Product or Cheminor Bulk Substance to Schein, it shall promptly notify Schein in writing of the period for which such inability (or anticipated inability) to so manufacture or deliver is expected. If Cheminor is unable to meet Schein's requirements for a Cheminor Dosage Form Product or Cheminor Bulk Substance, then any obligation to purchase that Cheminor Dosage Form Product or Cheminor Bulk Substance exclusively from Cheminor shall be suspended; provided that if Cheminor has an inventory of that Cheminor Dosage Form Product or Cheminor Bulk Substance that it is ready, willing and able to deliver to Schein, such remaining inventory shall be ordered prior to ordering third party Product. If at any time thereafter Cheminor is able to manufacture and deliver that Cheminor Dosage Form Product or Cheminor Bulk Substance to Schein in amounts sufficient to meet its requirements, then, subject to Schein's contractual commitments with third parties (which shall to the best of Schein's commercially reasonable efforts only be made for the quantity of that Cheminor Dosage Form Product or Cheminor Bulk Substance that Schein reasonably determines to be the amount Cheminor will be unable to supply to it), any obligation to exclusively order that Cheminor Dosage Form Product or Cheminor Bulk Substance Product from Cheminor and not to purchase third party Product shall resume. If Cheminor's inability to manufacture or deliver sufficient amounts of that Cheminor Dosage Form Product to Schein as described in this Section 7.1(d) continues for a period of eighteen (18) months or more, Schein may terminate the Schein Distribution Right, to that Cheminor Dosage Form Product in the particular jurisdiction as to which such Cheminor Dosage Form Product has been unavailable, by notice in writing to Cheminor. Any Third Party Bulk Substance that is purchased pursuant to this Section 7.1(d), and the finished dosage form product which shall be manufactured from that Third Party Bulk and sold, shall be Finished Dosage Form Product and included for all purposes, including the computation of Commercial Expenses, Net Sales, Profits and otherwise, in this Agreement.

           Section 7.2   Forecasts, Ordering, Delivery and Purchase Obligations.
                         ------------------------------------------------------

          (a) Schein and Cheminor shall use commercially reasonable efforts to sell each Finished Dosage Form Product subject to the Schein Distribution Right and Cheminor Distribution Right, respectively, but shall not have any minimum purchase obligations.

          (b) Within a reasonable period of time prior to the anticipated date of first commercial sales of a Cheminor Dosage Form Product by Schein or Schein Dosage Form Product by Cheminor in a particular jurisdiction, Schein or Cheminor, as the case may be, shall submit to the other a non-binding forecast of the quantity of that Schein Dosage Form Product or Cheminor Dosage Form Product (or the relevant Cheminor Bulk Substance), that it anticipates ordering from the other for that Schein Dosage Form Product or Cheminor Dosage Form Product launch, as the case may be, and during the first twelve (12) month period thereafter for that jurisdiction. The ordering party shall update such forecast every three (3) months thereafter with a rolling twelve (12) month forecast.

          (c) Cheminor shall deliver Cheminor Dosage Form Product and Cheminor Bulk Substances to Schein within one hundred twenty (120) days after the date of order therefor, unless the order specifies a later date or unless the supplying party accepts an earlier date, or unless both parties agree on a later date to resolve supply conflicts and priorities between multiple products.

          (d) Schein shall deliver Schein Dosage Form Product to Cheminor within one hundred twenty (120) days after the date of order therefor, unless the order specifies a later date or unless the supplying party accepts an earlier date, or unless both parties agree on a later date to resolve supply conflicts and priorities between multiple products.

           Section 7.3   Non-Conforming Goods.
                         --------------------

          (a) Schein and Cheminor shall replace, at the other's locations, any Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, which it supplied and which is determined by the other not to meet Specifications, as hereinafter defined, with Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, which does meet such Specifications. For purposes of this Agreement, the term "Specifications" means the specifications contained in the application for Regulatory Approval (ANDA or non-U.S. equivalent) of such Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, and, with respect to Cheminor Bulk Substance, as contained in the DMF or the applicable United States Pharmacopoeia ("USP") (or the applicable local Pharmacopoeia ("ALP")) monograph for such substances unless changes are required as described in the USP (or ALP), the specifications contained in the applicable USP (or ALP) monograph and the specifications contained herein as such specifications may be amended at the request of the applicable Regulatory Authority or by mutual agreement of the parties hereto from time to time. The supplying party shall bear the Manufacturing Costs for such replacement Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, and all transportation costs, import duties, if any, taxes, insurance and handling costs and any other costs or charges incurred in transporting such replacement Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, to the other party's location at which such out-of-Specification Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, is located and shall reimburse the other party for all transportation costs, import duties, if any, taxes, insurance and handling costs incurred by the other party in connection with such out-of-Specification Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be.

          (b) If Cheminor and Schein disagree concerning whether a Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, delivered pursuant to this Agreement meets Specifications, Schein and Cheminor shall jointly investigate whether the Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, meets Specifications. If the parties do not agree after their joint investigation, they shall agree on an independent lab which shall determine whether the Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, meets Specifications. Initially, each party shall bear its own costs and expenses associated with performing such joint investigation and the parties shall share third party costs equally. If such joint investigation or the independent lab concludes that the Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, meets Specifications, then the supplying party shall be reimbursed its reasonable out-of-pocket costs and expenses associated with such investigation and the independent lab and for the costs and expenses incurred in connection with the replacement Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, and the out-of-Specification Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, above, and if such joint investigation or the independent lab concludes that the Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, does not meet Specifications, then the supplying party shall reimburse the other for its out-of-pocket costs and expenses associated with such investigation and the independent lab.

          Section 7.4    Terms and Conditions of Sale.  Each party hereto
                         ----------------------------
supplying Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, hereunder will retain title and risk of loss to such Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, until delivered Cost, Insurance and Freight (as such term is defined in the ICC Inconterms 1990, International Rules for the Interpretation of Trade Terms, ICC Publication No.
460) on a duty paid basis to the recipient's facility within the Schein Market or the Cheminor Market, as the case may be, designated by the recipient. Each shipment shall be segregated by lot and accompanied by an appropriate certification of analysis.

           Section 7.5   Payment.
                         -------

          (a) Schein or Cheminor, as the case may be, shall transfer Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be, to the other ** *** ************* ***** The supplying party shall be paid for all Finished Dosage Form Product or Cheminor Bulk Substance delivered within 30 days from date of delivery, FOB the recipient's facility, against receipt of commercial invoice, packing list, inspection certificate, and a certificate of analysis signed by a representative of the supplying party for each lot of Finished Dosage Form Product or Cheminor Bulk Substance delivered.

          ****** *** **** ******** ****** **** ******* ** ******** ****
********* ***** ** ********** ** *** ********* ***** ******** *** *** *********
***** ***** ********** ** *** ********* ***** *** ** **** ******* **** **** **
*** *** *** ***** ********* ** **** ******** ****** **** ******* ** ********
**** ********** ****** ** **** ********* *** *** ** **** ****** ******

          The parties agree that costs or expenses which are inadvertently omitted from a party's calculation of Commercial Expenses, Manufacturing Costs, Development Costs, Intellectual Property Costs, Net Sales or Profit may be included by that party in its calculation of same in a later period, but not later than 18 months after the end of the period as to which it should have been included. Similarly, should a change occur resulting in a cost or expense increase or decrease (after a calculation and the related payment is made), the increase or decrease shall be included in the calculation in the next monthly period.

          (b) ***** **** **** ** **** ******* *********** ***** *** ************
******** ***** **** **** ********** ** ********* ** **** ******* ******* *** ***
*** ***** ******** **** ****** ***** ** **** ** ********* ****** *** ********
*** *** *********** ***** *** ************ ******** ******  ******** ** *** ***
*** ***** ***** ** ********* ** ********* ******* *** ******** ** *** *** ***
***** ***** ** ********* ** ********* *********  ** *** ***** ** *****
********** **

* redacted pursuant to confidential treatment request.

********* ***** ****** *** ***** ****** **** *** ****** *** *** ***** ***** **
********* ** *********** *** ***** ***** ***** **** ***** ***** ** *****
********** ** ********* ****** *** *** *** ***** ***** ***** ** ** ******** ****
****** **** *** **** ************* ** **** ******* ** ********* ****** ****
***** ***** ** **** *** ***** ** *** *** *** ***** ****** ***** **** **** *****
*** *** ** *** ****** ***** *** ***** **** *** *** ***** ** *****

          (c) The parties hereto shall maintain a standard set of accounting policies and practices in accordance with GAAP. Each party hereto shall notify the other, in writing, of any significant change in its standard accounting policies and practices which would adversely impact the other under this Agreement.

          (d) The parties hereto shall keep and maintain complete and accurate records of the Manufacturing Cost, Net Sales, Commercial Expenses, Profit, Development Costs, Intellectual Property Costs and *** *** ***** for each fiscal year and shall retain such records for a period of time as required by Applicable Law. Each party hereto shall submit to the other monthly statements of its applicable costs, expenses, profit and sales data incurred or generated in connection with the performance of this Agreement. Subject to the confidentiality obligations contained herein, each party shall have the right to nominate a firm of independent certified public accountants reasonably acceptable to the other party to have access to the records of such other party during reasonable business hours for the purpose of verifying, at the auditing party's expense, Manufacturing Costs, Net Sales, Commercial Expenses, Profit, Development Costs, Intellectual Property Costs and *** *** ***** for the fiscal year then ended; provided that this right may not be exercised more than once in any fiscal year. Such accountants shall disclose only information relating to Manufacturing Costs, Net Sales, Intellectual Property Costs, Development Costs, Commercial Expenses, Profit and *** *** ****** The results of the accountants' audit shall be final and binding on both parties. A party required to reimburse the other party for an underpayment (in any amount) shall do so within thirty
(30) days of its receipt of notice from the other party of the results of the accountants' audit. In the event that the auditing accountants find that an underpayment of five percent (5%) or more has been made, the party who made the underpayment shall also pay the cost of that audit (within thirty (30) days of its receipt of notice of the results of the audit). In the event that the auditing accountants find that an overpayment was made, the party which received the overpayment shall reimburse the other party within thirty (30) days of its receipt of notice of the results of the audit.

          (e) All amounts payable hereunder shall be paid in U.S. dollars.

          (f) Schein and Cheminor will provide the other with assistance in meeting the requirements of the Regulatory Authorities in each jurisdiction in the Schein Market and the Cheminor Market with respect to Schein Dosage Form Products or Cheminor Dosage Form Products, including, but not limited to, providing information relating to changes in Applicable Law relating to the labeling of the Schein Dosage Form Products or Cheminor Dosage Form Products.

* redacted pursuant to confidential treatment request.

                                  ARTICLE VIII

                              COMPLIANCE WITH LAW

          Section 8.1    Compliance Concerning  Finished Dosage Form Products.
                         ----------------------------------------------------
Each of Schein and Cheminor shall, with respect to each Finished Dosage Form Product supplied by it hereunder, (i) submit to the appropriate Regulatory Authorities an Application for Regulatory Approval, use all reasonable efforts to obtain such Regulatory Approval and, if issued, shall maintain, such application for Regulatory Approval (ANDA or non-U.S. equivalent) for each Finished Dosage Form Product in each jurisdiction as to which the other party has Distribution Rights to that Finished Dosage Form Product; (ii) permit the appropriate Regulatory Authorities to inspect its manufacturing, packaging, storage and distribution facilities for each Finished Dosage Form Product in connection with the review and approval of each application for Regulatory Approval; (iii) manufacture, package, store and distribute in conformity with the applicable application for Regulatory Approval (ANDA or non-U.S. equivalent) for the Finished Dosage Form Product and with all Applicable Law (including without limitation the FD&C Act) and with the Specifications; (iv) assure that such Finished Dosage Form Product is not adulterated or misbranded within the meaning of Applicable Law, including the FD&C Act, or be a product which would violate any section of Applicable Law if introduced into interstate commerce;
(v) develop such Finished Dosage Form Product in accordance with Applicable Law;
(vi) assure that all laboratory, scientific, technical and/or other data submitted by or on its behalf relating to a Finished Dosage Form Product shall be true and correct and shall not contain any deliberate or negligent falsification, misrepresentation or omission; (vii) assure that the manufacturing, packaging, storage and distribution facilities shall conform in all respects to Applicable Law, and shall be adequate to produce the quantities of each Finished Dosage Form Product committed to be supplied by either party pursuant to this Agreement; and (viii) assure that its marketing, sales and distribution activities relating to the Finished Dosage Form Product or Cheminor Bulk Substances, as the case may be, shall conform in all respects to Applicable Law governing the marketing, sales and distribution of Finished Dosage Form Products or Cheminor Bulk Substances, as the case may be.

          Section 8.2    Compliance Concerning Bulk Pharmaceutical Substances.
                         ----------------------------------------------------
Cheminor shall, with respect to each Cheminor Bulk Substance supplied by it hereunder, (i) submit to the Regulatory Authorities, including FDA, and maintain, a DMF (or non-U.S. equivalent); (ii) permit the Regulatory Authorities, including FDA, to inspect Cheminor's manufacturing facilities for such Cheminor Bulk Substance; (iii) manufacture in conformance with the DMF therefor and with all Applicable Law (including without limitation the FD&C Act) and with the Specifications, (iv) assure that such Cheminor Bulk Substance shall not be adulterated or misbranded within the meaning of Applicable Law, including the FD&C Act, or, as applicable, be a product which would violate any Applicable Law if introduced into interstate commerce; (v) develop Cheminor Bulk Substances in accordance with Applicable Law, and (vi) assure that all laboratory, scientific, technical and/or other data submitted by or on behalf of Cheminor relating to a Cheminor Bulk Substance shall be true and correct and shall not contain any deliberate or negligent falsification, misrepresentation or omission; and (vii) assure that manufacturing facilities shall conform in all respects to Applicable Law and shall be adequate to produce the quantities of the Cheminor Bulk Substances committed to be supplied by Cheminor pursuant to this Agreement.

           Section 8.3   Mutual Representations and Warranties.  Each party
                         -------------------------------------
represents, warrants and covenants to the other that:

          (a) such party is not debarred under Applicable Law, including the Generic Drug Enforcement Act of 1992, and that it does not and will not use in any capacity the services of any person debarred under Applicable Law, including the Generic Drug Enforcement Act of 1992; neither such party, nor, to the best of its knowledge, any of its employees, agents or contractors, has engaged in any activity which could lead to it becoming debarred under Applicable Law, including the Generic Drug Enforcement Act of 1992.

          (b) such party is duly authorized to execute and deliver this Agreement and consummate the transactions contemplated hereby.

          (c) neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, (i) will violate or conflict with such party's Articles of Incorporation or By-Laws (or comparable governing documents), (ii) will result in any breach of or default under any provision of any contract or agreement to which such party is bound, or to which such party's properties or assets are subject, (iii) is prohibited by, or requires such party to obtain authorization, approval, registration or to make any filing under, any law, rule, regulation, order or judgment, or of any other person (except as contemplated herein), or (iv) will result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon or give to any other person any interest or right (including the right of termination or cancellation) in or with respect to any of the properties, assets, contracts or agreements of such party.

          (d) set forth on schedule 8.3(d)(1) as to Cheminor and schedule 8.3(d)(2) as to Schein is a true and complete list of the Finished Dosage Form Product and Bulk Substance Products (in the case of Cheminor) to which exclusive rights have been granted to third parties in the Schein Market, and the Cheminor Market.

          (e) such party is not in default under any Material Contract, which default such party reasonably expects will result in termination of the Material Contract or a claim for material damages under the Material Contract. As used in this Agreement, Material Contract means any agreement or instrument: (1) granting rights to such party to any product, formulation or technology; (2) for supply to such party of any product (dosage form or bulk active) included in the other party's Distribution Rights; or (3) under which such party leases any of its manufacturing facilities or laboratories. Attached hereto as schedule 8.3(e)(1) with respect to Cheminor and as schedule 8.3(e)(2) with respect to Schein is a complete list of such party's Material Contracts.

          (f) no person has notified Cheminor or Schein or any of their Subsidiaries in writing of its intention to cease to perform any of its obligations under any Material Contract and, to the best of the knowledge of Cheminor and Schein and each of their Subsidiaries, each of the Material Contracts is in full force and effect.

          (g) to the best of the knowledge of such party and except as set forth on schedule 8.3(g)(1) as to Cheminor and schedule 8.3(g)(2) as to Schein, such party is not in violation of any Applicable Law, regulation, ordinance or other requirement of any governmental body, regulatory or administrative agency, or court, which violations individually or in the aggregate would have a Material Adverse Effect (as such term is defined in the Stock Purchase Agreement), and no written notice has been received by Cheminor or Schein or any of their Subsidiaries alleging any such violations, which violations individually or in the aggregate would have a Material Adverse Effect.

          (h) each party owns or has the right to the patents and copyrights ("Proprietary Rights") required to conduct its business as it is now conducted and except as set forth on schedule 8.3(h)(1) as to Cheminor and schedule 8.3(h)(2) as to Schein, such party has used the Proprietary Rights without any knowledge of any claim adverse to that use.

          (i) except as set forth on Schedule 8.3(i)(1) as to Cheminor and 8.3(i)(2) as to Schein, such party is not a defendant in any claim, suit, action or proceeding relating to the business that involves a claim of infringement of any Proprietary Right or a claim of infringement by Cheminor or Schein of any proprietary right of any third party, or has any knowledge of any existing infringement by any other person of their Proprietary Right. Except as set forth on Schedule 8.3(i)(1) and 8.3(i)(2) hereto, no Proprietary Right is subject to any outstanding order, judgment, decree, stipulation or agreement restricting the manufacture, use or sale thereof by such party or restricting the licensing thereof to any person by such party.

          (j) each party and its Subsidiaries is in compliance in all material respects with all applicable laws and regulations respecting labor, employment, employment practices and terms and conditions of employment and is in compliance with all employment agreements. Neither party nor any of its Subsidiaries has any unfunded liabilities relating to any benefit plan or arrangement maintained for the benefit of any of the employees of such party or its Subsidiaries.

          (k) there is no judicial or administrative action, proceeding or investigation pending or, to the best of the knowledge of each party and its Subsidiaries, threatened that questions the validity of this Agreement or any action taken or to be taken by such party in connection with this Agreement. Except as set forth on schedule 8.3(k)(1) as to Cheminor and 8.3(k)(2) as to Schein, there is no litigation, proceeding or governmental investigation pending or, to the best of the knowledge of each party and its Subsidiaries, threatened, or any order, injunction or decree outstanding, against each party or any of its Subsidiaries that would individually or in the aggregate have a Material Adverse Effect. To the best of the knowledge of each party and its Subsidiaries, no person has asserted, and no person has a valid basis upon which to assert, any claims against each party or its Subsidiaries that would have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement.

          (l) To the best of the knowledge of each party and its Subsidiaries there are no complaints of any investors of each party or its Subsidiaries which have not been resolved.

                                   ARTICLE IX

              INDEMNIFICATION; PATENT CLAIMS; RECALLS OR SEIZURES

           Section 9.1   Indemnification. Except for intellectual property
                         ---------------
claims governed by Section 9.2 hereof:

          (a) Cheminor agrees to indemnify, defend and hold harmless, and to pay and reimburse, Schein and its Affiliates and its and their respective employees, agents and representatives, from and against any and all third party claims and losses, damages and liabilities, including reasonable attorney's fees, relating thereto, incurred by any of them arising out of, relating to or occurring as a result of Cheminor negligence or the breach of any representation or warranty made by Cheminor in this Agreement.

          (b) Schein agrees to indemnify, defend and hold harmless, and to pay and reimburse, Cheminor, its Affiliates, and its and their respective employees, agents and representatives, from and against any and all third party claims and losses, damages and liabilities, including reasonable attorney's fees, relating thereto, incurred by any of them arising out of, relating to or occurring as a result of Schein's negligence or the breach of any representation or warranty made by Schein in this Agreement.

          (c) If Schein, Cheminor or any other indemnitee (in each case an "Indemnified Party") receives any written claim which it believes is the subject of indemnity hereunder, the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the indemnifying party (the "Indemnifying Party"), including all particulars of such claim to the extent known to the Indemnified Party; provided that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party except to the extent the Indemnifying Party is materially prejudiced in defending any claim by such failure. The Indemnifying Party shall assume the defense of such claim with counsel of its choice reasonably satisfactory to the Indemnified Party, and at the cost of the Indemnifying Party. The Indemnified Party may participate in the action through counsel of its choice, but the cost of such counsel shall be at the expense of the Indemnified Party. If the Indemnifying Party fails to vigorously prosecute such defense, the Indemnified Party may assume such defense, with counsel of its choice, to be paid or reimbursed by the Indemnifying Party.

          (d) The party not assuming the defense of any such claim shall render all reasonable assistance to the party assuming such defense, and all reasonable out-of-pocket costs of such assistance shall be promptly paid or reimbursed by the Indemnifying Party.

          (e) No such claim shall be settled and no admission may be made other than by the party defending the same, and then only with the consent of the other party, which shall not be unreasonably withheld; provided that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which will not be assumed and performed in full by the Indemnifying Party.

          (f) This Section 9.1 and the obligations contained herein shall survive termination of this Agreement, whether pursuant to Section 10.1 hereof or otherwise.

          Section 9.2    Patent Claims. If a litigation is commenced relating to
                         -------------
charges of infringement of intellectual property rights with respect to the manufacture, use, sale, offer for sale or importation of any Finished Dosage Form Product which is the subject of this Agreement, Cheminor and Schein shall cooperate with one another (regardless of which party is a named party to that litigation) and shall jointly direct and control the litigation, including selection of patent or litigation counsel, decisions as to settle or compromise the case or position, and taking any other actions. Schein and Cheminor shall share equally all fees, costs and expenses related to such litigation. ** ***
****** *********** *** ******** ** ******* **** ** ***** *** ** ****** *** ***
** ********* ***** ********** **** ******** ******** ** *** ***** ***** ***
******** ******** ** ********** **** **** *********** Cheminor and Schein shall fully cooperate with each other in the defense or prosecution of any such patent litigation.

           Section 9.3   Recall or Seizure.
                         -----------------

          (a) In the event of any recall or seizure of any Cheminor Dosage Form Product, or any Schein Finished Dosage Product with Cheminor Bulk Substance arising out of, relating to, or occurring as a result of, any act or omission by Cheminor, Cheminor shall, at the election of Schein, either (i) replace the amount of such Finished Dosage Form Product recalled or seized; or (ii) give credit to Schein against outstanding receivables due from Schein in an amount equal to the amount paid by Schein for such Finished Dosage Form Product so recalled or seized or otherwise owing by Schein hereunder; plus reimburse (or at the election of Schein, credit) Schein for the Commercial Expenses allocated thereto (in the same proportion as such quantity of recalled or seized Finished Dosage Form Product bears to the total quantity of such Finished Dosage Form Product sold during such fiscal year), and all transportation costs, export or import duties, if any, taxes, insurance and handling costs incurred by Schein in respect of such recalled or seized Finished Dosage Form Product.

          (b) In the event of any recall or seizure of any Cheminor Dosage Form Product arising out of, relating to or occurring as a result of, any act or omission of Schein, Schein shall be solely responsible for and shall exclude for purposes of calculating Profit the Commercial Expenses and Cheminor's Manufacturing Cost allocated thereto (in the same proportion as such quantity of recalled or seized Cheminor Dosage Form Product bears to the total quantity of Cheminor Dosage Form Product sold in such calendar year) and all transportation costs, import duties, if any, taxes, insurance and handling costs incurred by Schein in respect of such recalled or seized Cheminor Dosage Form Product.

          (c) In the event of any recall or seizure of any Schein Dosage Form Product arising out of, relating to, or occurring as a result of, any act or omission by Schein, Schein shall, at the election of Cheminor, either (i) replace the amount of Schein Dosage Form Product recalled or seized; or (ii) give credit to Cheminor against outstanding receivables due from Cheminor in an amount equal to the amount paid by Cheminor for the Schein Dosage Form Product so recalled or seized or otherwise owing by Cheminor hereunder; plus reimburse (or at the election of Cheminor,

* redacted pursuant to confidential treatment request.

credit) Cheminor for the Commercial Expenses allocated thereto (in the same proportion as such quantity of recalled or seized Schein Dosage Form Product bears to the total quantity of Schein Dosage Form Product sold during such fiscal year), and all transportation costs, export or import duties, if any, taxes, insurance and handling costs incurred by Cheminor in respect of such recalled or seized Schein Dosage Form Product.

          (d) In the event of any recall or seizure of any Schein Dosage Form Product arising out of, relating to or occurring as a result of, any act or omission of Cheminor, Cheminor shall be solely responsible for and shall exclude for purposes of calculating Profit the Commercial Expenses and Schein's Manufacturing Cost allocated thereto (in the same proportion as such quantity of recalled or seized Schein Dosage Form Product bears to the total quantity of Schein Dosage Form Product sold in such calendar year) and all transportation costs, import duties, if any, taxes, insurance and handling costs incurred by Cheminor in respect of such recalled or seized Schein Dosage Form Product.

          (e) For purposes of this Section 9.3, "recall" means (a) any action by Cheminor, Schein, a Schein Entity or any Affiliate of Cheminor or Schein to recover title to or possession of any Schein Dosage Form Product, Cheminor Dosage Form Product or Cheminor Bulk Substance, as the case may be, sold or shipped and/or (b) any decision by any of them not to sell or ship Schein Dosage Form Product, Cheminor Dosage Form Product or Cheminor Bulk Substance, as the case may be, to third parties which would have been subject to recall if it had been sold or shipped, in each case taken in the good faith belief that such action was appropriate under the circumstances. For purposes of this Section 9.3, "seizure" means any action by any government agency to detain or destroy Finished Dosage Form Product or Cheminor Bulk Substance, as the case may be.


                                   ARTICLE X

                                      TERM

           Section 10.1   Term/Termination.
                          ----------------

          (a) Notwithstanding any other provision of this Agreement, Cheminor, on the one hand, or Schein, on the other, may terminate this Agreement, by notice in writing to the other upon or at any time after the occurrence of any of the following events: (i) if the other commits a material breach of this Agreement which (a) in the case of a breach capable of a remedy, shall not have been remedied within sixty (60) days of the receipt of a notice identifying the breach and requesting its remedy and (b) continues to exist at the time notice of termination is given; provided that if the breaching party is diligently pursuing in good faith the remedy of any breach, then such sixty (60) day cure period shall be extended for such period as may be reasonably required to effectuate such cure; or (ii) if the other is unable to pay its debts, becomes bankrupt or insolvent, or enters into liquidation whether compulsorily or voluntarily, or convenes a meeting of its creditors, or has a receiver appointed over all or part of its assets, or takes or suffers any similar action in consequence of a debt, or ceases for any reason to carry on business.

          (b) Notwithstanding any other provision of this Agreement, Schein may terminate the Schein Distribution Right with respect to any Cheminor Dosage Form Product in a particular jurisdiction by notice in writing to Cheminor given within sixty (60) days after Schein receives notice of any of the following events: (i) Cheminor has received a written notice of objectionable practices or deviations from Applicable Law that is prepared by a Regulatory Authority investigator at the end of an inspection (a "Regulatory Notice") with respect to such Cheminor Dosage Form Product or the manufacturing facility therefor (including, without limitation, any FDA Form 483, Warning Letter, or Establishment Inspection Report) and it has not complied with such Regulatory Notice within a reasonable time thereafter and is not diligently pursuing corrective action in response thereto; (ii) Cheminor has violated the fraud provisions of any Applicable Law in connection with such Cheminor Dosage Form Product or the manufacturing facility therefor; or (iii) Cheminor has entered into a consent agreement with a Regulatory Authority or a similar event has occurred, which significantly impairs Cheminor's ability to manufacture or sell such Cheminor Dosage Form Product in a particular jurisdiction.

          (c) Notwithstanding any other provision of this Agreement, Cheminor may terminate the Schein Distribution Right with respect to any Cheminor Dosage Form Product in a particular jurisdiction by notice in writing to Schein given within sixty (60) days after Cheminor receives notice of any of the following events: (i) Schein has received a Regulatory Notice with respect to packaging or labeling or the packaging or labeling facility for such Cheminor Dosage Form Product and it has not complied with such Regulatory Notice within a reasonable time thereafter and it is not diligently pursuing corrective action in respect thereto; (ii) Schein has violated the fraud provisions of Applicable Law in connection with such Cheminor Dosage Form Product; or (iii) Schein has entered into a consent agreement with a Regulatory Authority, or a similar event has occurred, which significantly impairs Schein's ability to package or sell such Cheminor Dosage Form Product in a particular jurisdiction.

          (d) Notwithstanding any other provision of this Agreement, Cheminor may terminate the Cheminor Distribution Right with respect to any Schein Dosage Form Product in a particular jurisdiction by notice in writing to Schein given within sixty (60) days after Cheminor receives notice of any of the following events: (i) Schein has received a Regulatory Notice with respect to such Schein Dosage Form Product or the manufacturing facility therefor and it has not complied with such Regulatory Notice within a reasonable time thereafter and is not diligently pursuing corrective action in response thereto; (ii) Schein has violated the fraud provisions of any Applicable Law in connection with such Schein Dosage Form Product or the manufacturing facility therefor; or (iii) Schein has entered into a consent agreement with a Regulatory Authority or a similar event has occurred, which significantly impairs Schein's ability to manufacture or sell such Schein Dosage Form Product in a particular jurisdiction.

          (e) Notwithstanding any other provision of this Agreement, Schein may terminate the Cheminor Distribution Right with respect to any Schein Dosage Form Product in a particular jurisdiction by notice in writing to Cheminor given within sixty (60) days after Schein receives notice of any of the following events: (i) Cheminor has received a Regulatory Notice with respect to packaging or labeling or the packaging or labeling facility for such Schein Dosage Form Product and it has not complied with such Regulatory Notice within a reasonable time thereafter and it is not diligently pursuing corrective action in respect thereto; (ii) Cheminor has violated the fraud provisions of Applicable Law in connection with such Schein Dosage Form Product; or (iii) Cheminor has entered into a consent agreement with a Regulatory Authority, or a similar event has occurred, which significantly impairs Cheminor's ability to package or sell such Schein Dosage Form Product in a particular jurisdiction.

          (f) Termination of this Agreement or termination of the Schein Distribution Right with respect to any or all Schein Dosage Form Products or the Cheminor Distribution Right with respect to any or all Cheminor Dosage Form Products shall be without prejudice to the right of any party hereto to receive all payments accrued and unpaid at the effective date of such termination or suspension, without prejudice to the remedy of any party hereto in respect of any previous breach of the representations, warranties or covenants herein contained, without prejudice to any rights to indemnification set forth herein and without prejudice to any other provision hereof which expressly or necessarily calls for performance after such termination.


                                   ARTICLE XI

                          CONFIDENTIALITY AND NON-USE

          Section 11.    Confidential Treatment and Non-Use.  Except for Know-
                         ----------------------------------
How and Technical Information transferred to either party under Section 5.2 hereof which each party acknowledges is subject to a perpetual irrevocable license, and ANDA Access pursuant to Section 2.3(a) as to which the parties agree shall also be subject to a perpetual irrevocable license permitting its use by the receiving party (It being understood that ANDA Access shall only be for a period of 24 months):

          (a) Prior to the Termination Date, and for a period of five (5) years thereafter, each party shall hold in confidence, not disclose and not use for the benefit of any party, except the disclosing party, any and all confidential information provided by the disclosing party, except with the express prior written consent of the disclosing party, provided that the receiving party shall not be prevented from disclosing information which (i) at, prior or subsequent to the time of such disclosure is independently known to the receiving party without obligation of secrecy or non-use to a third party; (ii) at, prior or subsequent to the time of disclosure, becomes part of the public knowledge through no breach hereof by the receiving party; (iii) subsequent to the time of such disclosure is the subject of another agreement between the parties hereto which explicitly permits use of disclosure; or (iv) is required by law or judicial process to be disclosed. Specific information received by either party hereunder shall not be deemed to fall within any of the foregoing exceptions merely because it is embraced by general information within any such exceptions. In addition, any combination of features received as confidential information by either party shall not be deemed to fall within any of the foregoing exceptions merely because individual features are separately within any such exception, but only if the combination itself, and its principles of operation, are within such exception.

          (b) Without limiting the generality of the foregoing, each party shall limit disclosure of the confidential information to its employees who need to receive the confidential information in order to further the activities contemplated in this Agreement. Each party shall take sufficient precautions to safeguard the confidential information, including obtaining appropriate commitments and enforceable confidentiality agreements. Each party understands and agrees that the wrongful disclosure of confidential information will result in serious and irreparable damage to the other party, that the remedy at law for any breach of this covenant may be inadequate, and that the party seeking redress hereunder shall be entitled to injunctive relief, without prejudice to any other rights and remedies to which such party may be entitled.

          (c) It is acknowledged that confidential information may be disclosed not only in writing or other tangible form, but also through discussions between each party's respective representatives, demonstrations, observations and other intangible methods.

          (d) The above notwithstanding, each party shall have the right, with the exercise of discretion, and insofar as practical under written confidentiality agreements having provisions no less stringent than those contained herein, to make disclosures of such portions of confidential information to third party consultants, attorneys, contractors, advisors, Affiliates and governmental agencies where in the recipient's judgment such disclosure is essential to development, approval or marketing of a Finished Dosage Form Product (including, if any, the Cheminor Bulk Substance used therein) pursuant to this Agreement.

          (e) Except as otherwise set forth in this Agreement, upon termination of this Agreement and at the written request of the disclosing party, the receiving party shall return all the confidential information of the disclosing party (including all copies thereof) or destroy such confidential information at the option of the disclosing party.


                                  ARTICLE XII

                                 MISCELLANEOUS

          Section 12.1   Insurance.  Schein and Cheminor each agree to maintain
                         ---------
in force, product liability insurance coverage with minimum limits of US$10 million. Neither party has the right to recover insurance premiums as part of Manufacturing Costs or Commercial Expenses.

          Section 12.2   Notices.  Any notice provided for under this Agreement
                         -------
shall be in writing, shall be given either by hand or by mail, telegram, facsimile message or other written means, and shall be deemed sufficiently given if and when received by the party to be notified at its address first set forth below. Either party may, by notice to the other, change its address for receiving such notices:

                    If to Cheminor:

                    Cheminor Drugs Limited
                    7-1-27 Ameerpet
                    Hyderabad - 500 016
                    India
                    Attention:  Managing Director
                    Telefax:  011 91 40 294 804

                    - and -

                    Dr. Reddy's Laboratories Limited
                    7-1-27 Ameerpet
                    Hyderabad - 500 016
                    India
                    Attention:  Managing Director
                    Telefax:  011 91 40 291 955

                    - and -

                    Reddy-Cheminor, Inc.
                    66 South Maple Avenue
                    Ridgewood, New Jersey  07450
                    U.S.A.
                    Attention:  President
                    Telefax:  1 (201) 444-1456

                    If to Schein:

                    Schein Pharmaceutical, Inc.
                    100 Campus Drive
                    Florham Park, New Jersey  07932
                    U.S.A.
                    Attention:  General Counsel
                    Telefax:  1 (973) 593-5820

          Section 12.3   Governing Law.  This Agreement shall be deemed to have
                         -------------
been made in the State of New Jersey, and shall be construed in accordance with and governed by such law without regard to the choice of law principles thereof. Any action between Schein and Cheminor which relates in any way to this Agreement or any Schein Dosage Form Product or Cheminor Dosage Form Product or Cheminor Bulk Substance shall also be governed by New Jersey law without regard to choice of law principles. The parties agree to submit all disputes which relate in any way to this Agreement or any Schein Dosage Form Product or Cheminor Dosage Form Product or Cheminor Bulk Substance, to the jurisdiction of the Superior Court of New Jersey.

          Section 12.4   Assignment.  This Agreement may not be assigned by
                         ----------
either party without the consent of the other party, except that all rights and obligations hereunder may be delegated or assigned to Affiliates or to any successor to substantially all of the business of either Cheminor or Schein by purchase of such party's assets, so long as Schein or Cheminor, as the case may be, remains subject to and responsible for said obligations. This Agreement shall continue in full force and effect following a Change of Control (as defined in the Shareholders Agreement) of any party hereto, without any consent required by the party not subject to the Change of Control (the "Continuing Party"), provided, however, that if the Change of Control transaction involves a Competitor (as defined in the Shareholders Agreement) of the Continuing Party, the Continuing Party shall have the right to terminate this Agreement as to any Products which, at the time of the Change of Control transaction, are more than five years from patent expiration (in the jurisdiction in which said Product is to be terminated) and are not yet under active development. Any assignment effected in violation of this Section 12.4 shall be null, void and of no effect. The parties expressly recognize that in the event of the Change of Control of Cheminor, the acquiring party (i) shall be permitted to continue operating the business it operated and use the facilities it utilized, as so operated and utilized prior to the Change of Control transaction, without limitation; (ii) may use Cheminor's bulk facilities without limitation; and (iii) may not use Cheminor's finished dosage facilities to manufacture and sell any Product in any manner which would constitute a breach of Cheminor's obligations under this Agreement. In the event of the Change of Control of Schein, the acquiring party
(i) shall be permitted to continue operating the business it operated and use the facilities it utilized, as so operated and utilized prior to the Change of Control transaction, without limitation; and (ii) may not use Schein's finished dosage facilities to manufacture and sell any Product in any manner which would constitute a breach of Schein's obligations under this Agreement..

          Section 12.5   Inability to Perform.  If the manufacture,
                         --------------------
transportation, delivery, receipt or use by any party hereto of any material or services covered hereby is prevented, restricted or interfered with by reason of any event or cause whatsoever beyond the reasonable control of the party so affected, such party, upon prompt notice to the other party, shall be excused from making or taking deliveries hereunder to the extent of such prevention, restriction or interference.

          Section 12.6   Entire Agreement.  This Agreement constitutes the
                         ----------------
entire agreement between the parties with reference to the subject matter hereof (and except for the Development and Supply Agreement), supersedes any prior agreements with respect to such subject matter, and may not be changed or modified orally, but only by an instrument in writing, signed by the parties hereto, which states that it is an amendment to this Agreement. The terms and conditions of sale contained in the form of purchase order or invoice of any party hereto shall not modify, alter or add any term or condition of or to this Agreement.

          Section 12.7   Liability of Parties to Each Other.  Neither party
                         ----------------------------------
shall be liable to the other party for lost profits or special, consequential, punitive or indirect damages in connection with any claim or cause of action arising out of the subject matter of this Agreement.

          Section 12.8   Rights and Obligations of Cheminor and Schein.  The
                         ---------------------------------------------
rights and obligations of Reddy shall be limited solely to those rights and obligations which relate to the manufacture and supply of (i) Cheminor Bulk Substances manufactured by Reddy. The rights and obligations of Schein, Schein Entities, Cheminor Drugs, Reddy-Cheminor and Reddy are several and not joint. Any reference to Cheminor herein shall be deemed to be a reference to Cheminor Drugs and Reddy-Cheminor solely, unless the context relates to the supply and manufacture of Cheminor Bulk Substances manufactured by Reddy.

          Section 12.9   Counterparts.  This Agreement may be executed in one or
                         ------------
more counterparts each of which shall for all purposes be deemed to be an original and all of which shall constitute one and the same instrument.

          Section 12.10  Accounting.  Each of the parties hereto shall establish
                         ----------
and utilize cost accounting and reporting systems that will facilitate the determination of costs, expenses, profits and similar items as required hereunder.

          IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                              SCHEIN PHARMACEUTICAL, INC.


                              By:
                                 _______________________________
                              Name:
                              Title:


                              CHEMINOR DRUGS LIMITED


                              By:
                                 ________________________________
                              Name:
                              Title:


                              DR. REDDY'S LABORATORIES LIMITED


                              By:
                                 ________________________________
                              Name:
                              Title:


                              REDDY-CHEMINOR, INC.


                              By:
                                 ________________________________
                              Name:
                              Title:

                               SCHEDULE 2.1(b)(i)
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


   Cheminor Dosage Form Products By Jurisdiction Not Availalbe to Schein or
   ------------------------------------------------------------------------
                                Schein Entities
                                ---------------

               Norfloxacin      Australia

               Enalapril        Australia

               Ciprofloxacin    Australia and Canada

               Ranitidine       UK

               Ibuprofen        UK

        Ibuprofen will be made available to Schein or the Schein Entities on a non-exclusive basis.

                              SCHEDULE 2.1(b)(ii)
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


                       ******** ********* ****** ******
                            ******** ** *** ** ****
                            -----------------------

               **********       ********* *** ***** ******

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               **********       ***** ****** *** **

               **********       **

               ***********      **

               ***********
               *******          **


* Redacted pursuant to confidential treatment request.

                              SCHEDULE 2.1(b)(iii)
                          STRATEGIC ALLIANCE AGREEMENT
                          ----------------------------

******** ********* ************ *** ***** *********** ** ******** ***** ******
***** ** **** ****** ****** *** **** ** **** **********

                           *********** ******** ****

                             ***** **** ***********


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*********
**********


                               ****** ***********


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***********                       ******** ********


* Redacted pursuant to confidential treatment request.

*********** ******                          ********** ***
********** ********                          ************
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* Redacted pursuant to confidential treatment request.

                               SCHEDULE 2.1(b)(iv)
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------

          For purposes of the Strategic Alliance Agreement, the term "Non-Performance Notice" means a written notice terminating the exclusivity of the Schein Distribution Right or the Cheminor Distribution Right. Such notice may be given with respect to any Finished Dosage Form Product if Schein or Cheminor, as the case may be, does not achieve such Prescription Product Market Share for a Finished Dosage Form Product, for any rolling twelve (12) month period during the Term of this Agreement and any renewal thereof, following the initial eighteen (18) month post Launch period.

          Neither party may give the other a Non-Performance Notice if the purchasing party's failure to achieve such Prescription Product Market Share is attributable to the supplying party's failure to supply the purchasing party in accordance with its forecasted requirements hereunder.

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**** *********** **** ************* ******* ****** ******* *** **** ****** ****
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* Redacted pursuant to confidential treatment request.

                                 SCHEDULE 2.2(a)
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------



*****
******
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* Redacted pursuant to confidential treatment request.

                                SCHEDULE 2.2(b)
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------

        ****** ****** **** ******** ******** *** ***** *** ** **********
        ----------------------------------------------------------------


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* Redacted pursuant to confidential treatment request.

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* Redacted pursuant to confidential treatment request.

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* Redacted pursuant to confidential treatment request.

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* Redacted pursuant to confidential treatment request.

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* Redacted pursuant to confidential treatment request.

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















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                                       12
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
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















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* Page redacted pursuant to confidential treatment request.

                                       13
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
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















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* Page redacted pursuant to confidential treatment request.

                                       14
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















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

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                                       16

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

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















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
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                                       19

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
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















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                                       21
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















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                                       22
















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                                       23
















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


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                                       24
















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                                       25




                         ****************************




* Page redacted pursuant to confidential treatment request.

                                SCHEDULE 2.4(1)
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


                         ******** ******** ***********
                         -----------------------------

*********** * ** * ******
********* * ** * ******
***************************** * ** * ******
*********** * ** * ******
********** * **
********** * *** ******* ***** ******* *** ******* ****
********** ** ******* * ********** ****** ******
************ * ****** ******* * *********
********* ******* * ******** * **
********** ** ******** * **
**** ********* * *** ******* *** *****
********* ** ******** * **


* Redacted pursuant to confidential treatment request.

                                SCHEDULE 2.4(2)
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


                ********** ******** *********** ** ***** *******
                ------------------------------------------------
          ******* ******* ** *** ****** ****** ****** ***** *********
          -----------------------------------------------------------


****
----

******** *** ** ********* **** *********** ****** *** ************ ***********
*** *********** ******* **** ************ *********** ******  **** ********* **
*** ******* ** *** ***** ***** ***** ****** ** ******** *****


****** **** ********
--------------------

**********
**********
********** ***
**********
********* *******
************ *********** ******************** *********** ****
*** *** **** ** *** ************ ** *** ****** ******** ***** *** *******


* Redacted pursuant to confidential treatment request.

                                  SCHEDULE 4.2(b)


          *** ***** ** ******** ******** **** ********* *** ******** ******
******** **** ********* **** ** ****** ****** **** ******* ***** ** *** ***
************* **** ******** **** **** ***** ******* ***** ** *** ****** ****
******* ** **** ****** ****** **** ******* **** ***** **** ** *** *** *** *****
********* ** **** ****** ****** **** *********  *** ***** ** ********** ********
**** ********* *** *** ******** ********* *** *** ** *********** ******** **
******** **** **** ** ******** *********


* Redacted pursuant to confidential treatment request.

                                 SCHEDULE 5.5
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


                         Complaint Handling Procedures
                         -----------------------------


     See following four pages

                   COMPLAINT HANDLING PROCEDURES AND RECALLS


The purpose of this appendix is to establish written procedures for the communication and processing of product complaints, which includes adverse drug reactions, and recalls.

Acting in accord with this Agreement will facilitate compliance with Federal Requirements as set forth in 21 CFR 211.198 (complaint files) and 21 CFR 310.305/21 CFR 314.80 (postmarketing reporting of adverse drug reactions).

Complaint communication and reporting:

ALL COMMUNICATIONS WILL BE PERFORMED VIA FACSIMILE WITHIN TWO WORKING DAYS OF RECEIPT OF THE INFORMATION/COMPLAINT, EXCEPT WHERE STATED OTHERWISE.

A. Complaints received by Schein Pharmaceutical will be documented using the Product Quality Report Form (attached) and followed up using Schein's existing S.O.P. A copy of the Schein complaint form will be forwarded to Poli.

B. Complaint reports received directly by Poli involving U.S. marketed batches of product will be documented through the use of Poli's form. A copy of Poli's complaint form will be sent to the Director of Regulatory and Professional Affairs at Schein Pharmaceutical.

C.   Complaint reports which may meet Field Alert Report Criteria [21 CFR 314.81
(b)(1)] will be communicated via facsimile to the ANDA holder within one working day.

D. Adverse drug reaction complaints will be reported by the recipient to the ANDA holder, who will be responsible for completing and submitting the adverse reaction form to the FDA in a timely manner.

Complaint investigation:

A. Schein Pharmaceutical will investigate all product complaints associated with labeling, packaging, handling, and any other aspect under Schein Pharmaceutical's control.

B. Poli will investigate all complaints associated with product quality, other than the above.

C. Poli will provide a written summary of their investigation of B above to Schein Pharmaceutical's Director of Regulatory & Professional Affairs within 30 days of either party receiving the complaint.

Communication with the complainant:

     Schein Pharmaceutical will be responsible for the final response to the complainant, based on the summary forwarded from Poli (for product quality problems) or on Schein's own investigations (for labeling, packaging problems, etc.).

     If a complaint involves both product quality concerns and other aspects, such as labeling problems, Poli and Schein Pharmaceutical will share information and develop a mutually acceptable final response, to be sent by Schein Pharmaceutical. Schein Pharmaceutical will forward a copy of all final complaint responses to Poli on the day the response is sent to the complainant.

Product recall:

     Any recall of product will be agreed upon by both parties. The ANDA holder will be responsible for initiating and ensuring that all aspects of a drug recall are carried out by the agreed upon party, including communicating with the FDA, notifying customers, performing the recall effectiveness check, and submitting monthly reports. Both parties will cooperate fully in recalling any product.

                            COMPLAINT INVESTIGATION
                          PRODUCT QUALITY REPORT FORM

Product Name/Strength_________________________________________________________
Controlled Dangerous Substance?  No__________________  Yes____________________
Lot/Control No.________________ Exp. date____________    Size_________________
NDC# __________________________ Imprint (as per complainant):_________________
Manufacturer:__________________
Date/time received at Schein__________________________________________________

                            COMPLAINANT INFORMATION
Complainant/Title ____________________________________________________________
Company ______________________________________________________________________
Street _______________________________________________________________________
City/State/Zip _______________________________________________________________
Telephone ____________________________________________________________________

                             COMPLAINT DESCRIPTION

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
Signature                                Date

File No. ____________
                                COMPLAINT SAMPLE

Date sample requested _______________________     Date sample received _______

Description/quantity of the complaint sample _________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

If no sample obtained, explain _______________________________________________

______________________________________________________________________________

______________________________________________________________________________

COMPLETE ENTIRE BOX IF THIS IS AN ADR FOR A DANBURY-MANUFACTURED PRODUCT; OTHERWISE SKIP.

                 POTENTIAL ADR REVIEWED BY REGULATORY AFFAIRS
A.       15-day ADR      Yes or No
B.       More data needed    Yes or No
         (If more data needed, how obtained?)
         Telephone         Return receipt #          Priority Mail
                COMPLETED ADR TURNED OVER TO REGULATORY AFFAIRS

____________________________________________           ______________________
Signature (for Regulatory Affairs)                     Date
-----------------------------------------------------------
Similar complaints on this product?  (any strength)    Yes ____  No ____

This Control #?                                Yes ____  No ____  Not applicable

COMMENTS

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                              SCHEDULE 8.3(d)(1)
                              -------------------
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


            ******** ***** ** ********* ****** ** ****** ****** **

                         ***** ******* ******* *******
                         -----------------------------



****
----

********** ********* **** *********** *** *** ************ *********** ***
*********** *** *********** ******* **** ************ *********** ******


****** **** ********
--------------------

********** * **
********** * **
********** *** ***
********** * **
********* ******* * **
************ *********** ******************** *********** **** ***


* Redacted pursuant to confidential treatment request.

*** *** **** ** *** ************ ** *** ****** ******** * ** *** ******


* Redacted pursuant to confidential treatment request.

                              SCHEDULE 8.3(d)(2)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


         ****** *********** ********** ******** ******** **** ********
         -------------------------------------------------------------

     ********** ** ** ******* *** **** ***** ****** ** *** ********* **********

          ***** ********
          *****
          *******
          ********
          ***** ********
          ******
          ******
          *******
          *******
          *******
          ******************
          ******** ********
          *********


* Redacted pursuant to confidential treatment request.

                              SCHEDULE 8.3(e)(1)
                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


                         Cheminor Material Agreements
                         ----------------------------

          Cheminor is not a party to any agreement granting it rights to any products, formulation or technology, except for a pilot joint venture with ***** ***** ***** concerning bulk activities which Cheminor anticipates will be terminated by mutual agreement, and a agreement with **** ******* to manufacture bulk and finished dosage licenses products not covered by this Agreement.

          Cheminor is not a party to any agreement for supply to Cheminor of any product (dosage form or bulk active) included in Schein's Distribution Rights.

          Cheminor is not a party to any agreement under which Cheminor leases any of its manufacturing facilities or laboratories.

* Redacted pursuant to confidential treatment request.

                              SCHEDULE 8.3(e)(2)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


                          Schein Material Agreements
                          ---------------------------


Supply Agreement for:

     .    Ketoprofen ER capsules

     .    Methylphenidate Bulk Drug Substance

     .    Iron Dextran Bulk Drug Substance

Development Agreements granting the worldwide rights to use uncontrolled release technologies covered under the following US patents -

          4,557,925

          4,629,620

          4,629,619

          4,824,678

          5,178,868

          PCT/93/0064L

          4,880,830

          5,145,683

          PCT/GB93/00055

          PCT/08/030,265


Facility leases for:


     .    Distribution facility:  Brewster, NY

     .    Distribution facility:  Phoenix, AZ

     .    Manufacturing plant:  Danbury, CT

                              SCHEDULE 8.3(g)(1)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------

                          Cheminor Violations of Law
                          --------------------------

None.

                              SCHEDULE 8.3(g)(2)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------

                           Schein Violations of Law
                           -------------------------


     Please refer to the following sections of Schein's registration statement, Form S-1 (copies of which are attached hereto):

          Risk Factors - Dependence on Regulatory Approval and Compliance; Pending Regulatory Matters.


          Business - Government Regulations.


          Warning letter dated January 29, 1998 concerning Steris Laboratories, Inc., relating to the 1997 inspection described in the above-mentioned registration statement.

                              SCHEDULE 8.3(h)(1)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


                  Cheminor Proprietary Rights - Adverse Uses
                  ------------------------------------------

     Cheminor does not have any patents or copyrights required to conduct its business as it is now conducted.

                              SCHEDULE 8.3(h)(2)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


                   Schein Proprietary Rights - Adverse Uses
                   ----------------------------------------


     None.

                              SCHEDULE 8.3(i)(1)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


     None.

                              SCHEDULE 8.3(i)(2)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


     None, except as to patent challenges.

                              SCHEDULE 8.3(k)(1)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------

     None.

                              SCHEDULE 8.3(k)(2)

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------

     Please refer to the following sections of Schein's registration statement, Form S-1 (copies of which are attached hereto):

          Risk Factors - Dependence on Regulatory Approval and Compliance; Pending Regulatory Matters.


          Business - Government Regulations.


          Warning letter dated January 29, 1998 concerning Steris Laboratories, Inc., relating to the 1997 inspection described in the above-mentioned registration statement.

                                  SCHEDULE 3.2

                        TO STRATEGIC ALLIANCE AGREEMENT
                        -------------------------------


Naproxen

Naproxen Sodium

Famotidine